As filed with the Securities and Exchange Commission on March 9, 2007
                                                     1933 Act File No. 333-
                                                     1940 Act File No. 811-22028

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933            [X]
                           PRE-EFFECTIVE AMENDMENT NO.              [ ]
                          POST-EFFECTIVE AMENDMENT NO.              [ ]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940             [X]
                                  AMENDMENT NO.                     [ ]
                        (CHECK APPROPRIATE BOX OR BOXES)

                EATON VANCE TAX-MANAGED INTERNATIONAL DIVERSIFIED
                -------------------------------------------------
                               EQUITY INCOME FUND
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 482-8260
        -----------------------------------------------------------------

                                 ALAN R. DYNNER
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                     Name and Address (of Agent for Service)

                          Copies of Communications to:

                              MARK P. GOSHKO, ESQ.
                      KIRKPATRICK & LOCKHART PRESTON GATES
                                    ELLIS LLP
                          STATE STREET FINANCIAL CENTER
                               ONE LINCOLN STREET
                           BOSTON, MASSACHUSETTS 02111


     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box):
     [ ] when declared effective pursuant to Section 8(c)


                   CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=====================================================================================================
                            AMOUNT BEING       PROPOSED           PROPOSED
                             REGISTERED        MAXIMUM            MAXIMUM               AMOUNT OF
TITLE OF SECURITIES BEING      (1)             OFFERING          AGGREGATE          REGISTRATION FEES
        REGISTERED                          PRICE PER UNIT     OFFERING PRICE            (1)(2)
                                                 (1)                (1)
=====================================================================================================

Common Shares of
Beneficial Interest,         50,000             $20.00            $1,000,000            $30.70
$0.01 par value

=====================================================================================================

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2) Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

                      ------------------------------------



     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS                SUBJECT TO COMPLETION, DATED MARCH 9, 2007

(LOGO)

[      ]   SHARES

           EATON VANCE TAX-MANAGED INTERNATIONAL DIVERSIFIED EQUITY INCOME FUND

           COMMON SHARES

           $20.00 PER SHARE

--------------------------------------------------------------------------------

   INVESTMENT OBJECTIVES. Eaton Vance Tax-Managed International Diversified Equity Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes.

   PORTFOLIO MANAGEMENT STRATEGIES. Under normal market conditions, the Fund's investment program will consist primarily of owning a diversified portfolio of common stocks of non-U.S. companies. The Fund will seek to earn high levels of tax-advantaged income and gains by (1) emphasizing investments in stocks that pay dividends that qualify for favorable federal income tax treatment and (2) writing (selling) stock index call options with respect to a portion of its common stock portfolio value. (CONTINUED ON INSIDE FRONT COVER)

   This Prospectus sets forth concisely information you should know before investing in the shares of the Fund.

   BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES ("COMMON SHARES") HAVE NO HISTORY OF PUBLIC TRADING. THE SHARES OF CLOSED-END INVESTMENT COMPANIES OFTEN TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE, WHICH MAY INCREASE INVESTORS' RISK OF LOSS.

INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- RISK CONSIDERATION" BEGINNING ON PAGE [ ].

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------
                                                              PER SHARE TOTAL(1)
                                                              ------------------
Public Offering Price......................................... $  20.00  $
Sales Load(2)................................................. $   0.90  $
Estimated Offering Expenses(3)................................ $   0.04  $
Proceeds to the Fund.......................................... $  19.06  $

(1) The Fund has also granted the underwriters an option to purchase up to an additional [ ] Common Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be $ , $ , $ , and $ , respectively

(2) Eaton Vance (not the Fund) has agreed to pay from its own assets a structuring fee to each of [ ], [ ], [ ] and [ ], and additional compensation to [ ]. Eaton Vance (not the Fund) may pay certain qualifying underwriters a marketing and structuring fee, additional compensation, or a sales incentive fee in connection with the offering. See "Underwriting." The total compensation received by the underwriters will not exceed 9.0% of the total public offering price of the Common Shares offered hereby.

(3) In addition to the sales load, the Fund will pay offering costs of up to $0.04 per share, estimated to total $[ ], which will reduce the "Proceeds to the Fund" (above). Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund's offering costs (other than sales loads) exceeds $0.04 per share. Eaton Vance or an affiliate has agreed to reimburse all organizational costs.

       The underwriters expect to deliver the Common Shares to purchasers on or about , 2007.


                                  [UNDERWRITER]

                    The date of this Prospectus is [ ] , 2007

(CONTINUED FROM PREVIOUS PAGE)

   Call options on broad-based stock indices generally qualify for treatment as "section 1256 contracts," as defined in the Internal Revenue Code of 1986, as amended, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period.

INVESTMENT ADVISER AND SUB-ADVISER. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). As of December 31, 2006, Eaton Vance and its subsidiaries managed approximately $133.1 billion on behalf of funds, institutional clients and individuals, including approximately $83.7 billion in equity assets. Eaton Vance has engaged Rampart Investment Management Company, Inc. ("Rampart" or the "Sub-Adviser") as a sub-adviser of the Fund. Rampart, founded in 1983, specializes in options management and trading for institutional, high net worth and investment company clients. Rampart managed approximately $7.5 billion in assets as of December 31, 2006. Eaton Vance will be responsible for the Fund's overall investment program, structuring and managing its common stock portfolio, dividend capture trading, tax-loss harvesting and other tax-management techniques, providing consultation and research support to the Sub-Adviser and supervising the performance of the Sub-Adviser. Rampart will be responsible for providing advice on and execution of the Fund's options strategy. See "Management of the Fund."

   PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stock of non-U.S. companies, including
(1) dividend-paying stocks and (2) stocks the value of which is subject to covered written index call options. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry. The Fund will emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains, and will seek to enhance the level of tax-advantaged dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given time period than if it held a single stock. By complying with applicable holding period and other requirements while engaging in dividend capture trading, the Fund may enhance the level of tax-advantaged dividend income it receives. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

   The Fund intends to write call options on broad-based domestic, foreign country and/or regional stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are written) and that present attractive opportunities to earn options premiums. The Fund intends initially to write call options on the Financial Times-Stock Exchange (FTSE) Eurotop 100 Index and may also write call options on other broad-based indices. Over time, the indices on which the Fund writes call options may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Adviser's evaluation of equity market conditions and other factors. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund's stock holdings will normally include stocks not included in the indices on which it writes call options.

   The Fund seeks to generate current earnings from dividends on stocks held and from option premiums. The Fund intends to employ a variety of tax-management techniques and strategies as described herein, seeking in part to minimize the Fund's ordinary income (other than qualified dividend income) and net realized short-term capital gains in excess of net realized long-term capital losses and Fund expenses. To the extent that the Fund's ordinary income (other than qualified dividend income) and net realized short-term gains over net realized long-term losses exceed Fund expenses, dividends with respect to such amounts when paid to Common Shareholders (as defined below) will be taxable as ordinary income.

   EXCHANGE LISTING. The Fund intends to apply for listing of its common shares on the [ ] Stock Exchange under the symbol "[ ]." Because the Fund is newly organized, its Common Shares have no history of public trading. The shares of closed-end management investment companies frequently trade at a discount from their net asset value. The returns earned by holders of the Fund's Common Shares ("Common Shareholders") who purchase their shares in this offering and sell their shares below net asset value will be reduced.

   Eaton Vance believes that the Fund may be appropriate for investors seeking an investment vehicle that combines regular distributions and the potential for capital appreciation. The Fund may be particularly well suited for taxpaying investors who can benefit from the minimization and deferral of federal income taxes that the Fund seeks to provide.

   The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including changes in stock prices, dividend rates, dividend capture trading activity, option premiums and other factors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

   Please read and retain this Prospectus for future reference. A Statement of Additional Information dated 2007 has been filed with the Securities and Exchange Commission and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the Statement of Additional

Information is located at page [ ] of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with shareholder reports and other Fund-related materials at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room), from the EDGAR database on the Securities and Exchange Commission's internet site (http://www.sec.gov), upon payment of copying fees by writing to the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.

   The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

   THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, THE COMMON SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES IN THE FUND'S OPTIONS WRITING PROGRAM. IN PUBLISHING THE INDICES, THE INDEX SPONSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

    You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify shareholders promptly of any material change to this Prospectus during the period the Fund is required to deliver the Prospectus. The Fund's business, financial condition and results of operations may have changed since the date of this Prospectus.

                                 ---------------

                                TABLE OF CONTENTS

                                                                           PAGE

Prospectus Summary........................................................
Summary of  Fund Expenses.................................................
The Fund..................................................................
Use of Proceeds...........................................................
Investment Objectives, Policies and Risks.................................
Management of the Fund....................................................
Distributions.............................................................
Federal Income Tax Matters................................................
Dividend Reinvestment Plan................................................
Description of Capital Structure..........................................
Underwriting..............................................................
Custodian and Transfer Agent..............................................
Legal Opinions............................................................
Reports to  Shareholders..................................................
Independent Registered Public Accounting Firm.............................
Additional  Information...................................................
Table of Contents for the Statement of Additional Information.............
The Fund's Privacy Policy.................................................

    Until , 2007 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This requirement is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

    This is only a summary. This summary may not contain all of the information that you should consider before investing in the Eaton Vance Tax-Managed International Diversified Equity Income Fund's common shares ("Common Shares"). You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Investment Objectives and Policies" and "Risk Factors."

THE FUND...........................    Eaton  Vance   Tax-Managed  International
                                       Diversified   Equity   Income  Fund  (the
                                       "Fund")    is    a    newly    organized,
                                       diversified,     closed-end    management
                                       investment  company.  The  Fund  seeks to
                                       provide current income and gains,  with a
                                       secondary     objective     of    capital
                                       appreciation.  Investments  are  based on
                                       Eaton Vance  Management's  ("Eaton Vance"
                                       or  the   "Adviser"),   [  ]  ("[  ]"  or
                                       "Sub-Adviser")   and  Rampart  Investment
                                       Management Company, Inc.'s ("Rampart" or the "Sub-Adviser") internal research and management. An investment in the Fund may not be appropriate for all investors.

THE OFFERING.......................    The Fund  is offering  Common  Shares  of
                                       beneficial interest,  par value $0.01 per
                                       share,  through  a group of  underwriters
                                       (the "Underwriters") led by [ ], [ ], and
                                       [  ]  The  Common  Shares  of  beneficial
                                       interest are called "Common  Shares." The
                                       Underwriters  have been granted an option
                                       by  the  Fund  to   purchase   up  to  an
                                       additional  [ ] Common  Shares  solely to
                                       cover   over-allotments,   if  any.   The
                                       initial  public  offering price is $20.00
                                       per Common Share. The minimum purchase in
                                       this   offering  is  100  Common   Shares
                                       ($2,000). See "Underwriting." Eaton Vance
                                       or  an   affiliate   has  agreed  to  (i)
                                       reimburse all organizational costs of the Fund and (ii) pay all offering costs
                                       (other than sales load) that exceed $0.04 per Common Share.

INVESTMENT OBJECTIVES
 AND STRATEGIES....................    The Fund's  primary investment  objective
                                       is to provide  current  income and gains,
                                       with a  secondary  objective  of  capital
                                       appreciation.  In pursuing its investment
                                       objectives,   the  Fund   will   evaluate
                                       returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. There can be no assurance that the Fund will achieve its investment objectives.

                                       Under  normal  market   conditions,   the
                                       Fund's  investment  program  will consist
                                       primarily   of   owning   a   diversified
                                       portfolio of common  stocks  of  non-U.S.
                                       companies.  The  Fund  will  seek to earn
                                       high levels of tax-advantaged  income and
                                       gains by (1)  emphasizing  investments in
                                       stocks that pay  dividends  that  qualify
                                       for   favorable    federal   income   tax
                                       treatment and (2) writing (selling) stock
                                       index  call  options  with  respect  to a
                                       portion  of its  common  stock  portfolio
                                       value.  The Fund will seek to write  call
                                       options on broad-based stock indices that
                                       qualify for  treatment  as "section  1256
                                       contracts"  as  defined  in the  Internal
                                       Revenue  Code of 1986,  as  amended  (the
                                       "Code"),   on  which  capital  gains  and
                                       losses  are  generally   treated  as  60%
                                       long-term and 40% short-term,  regardless
                                       of  holding  period.  The  Fund  may also
                                       write  call  index  options  that  do not
                                       qualify for  treatment  as "section  1256
                                       contracts"  on  which  realized   capital
                                       gains and losses are generally treated as short-term.

                                       Under normal market conditions,  the Fund
                                       will  invest  at least  80% of its  total
                                       assets  in  common   stocks  of  non-U.S.
                                       companies,  including (1) dividend-paying
                                       stocks  and (2) stocks the value of which
                                       is subject to covered  written index call
                                       options.    The   Fund   will   emphasize
                                       investments  in stocks that pay dividends
                                       that qualify for federal income  taxation
                                       at rates applicable to long-term  capital
                                       gains, and will seek to enhance the level
                                       of  tax-advantaged   dividend  income  it
                                       receives by engaging in dividend  capture
                                       trading. In a dividend capture trade, the
                                       Fund  sells a stock on or  shortly  after
                                       the stock's ex-dividend date and uses the
                                       sale  proceeds  to  purchase  one or more
                                       other  stocks  that are  expected  to pay
                                       dividends   before   the  next   dividend
                                       payment on the stock being sold.  Through
                                       this practice,  the Fund may receive more
                                       dividend   payments  over  a  given  time
                                       period than if it held a single stock. By
                                       complying with applicable holding period
                                       and other  requirements while engaging in
                                       dividend  capture  trading,  the Fund may
                                       enhance   the  level  of   tax-advantaged
                                       dividend income it receives. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

                                       The  Fund's   investments   in   non-U.S.
                                       companies    may    include    securities
                                       evidenced by American Depositary Receipts
                                       ("ADRs"),   Global  Depositary   Receipts
                                       ("GDRs") and European Depositary Receipts
                                       ("EDRs").  The Fund may  invest up to 25%
                                       of its  total  assets  in  securities  of
                                       emerging market issuers. The Fund expects
                                       that its assets will normally be invested
                                       across a broad  range of  industries  and
                                       market  sectors.  The Fund may not invest
                                       25% or more of its  total  assets  in the
                                       securities   of  issuers  in  any  single
                                       industry.  The Fund may  invest a portion
                                       of    its    assets    in    stocks    of
                                       mid-capitalization companies. Eaton Vance
                                       generally  considers   mid-capitalization
                                       companies  to be those  companies  having
                                       market  capitalizations  within the range
                                       of capitalizations for the S&P MidCap 400
                                       Index  (the  "S&P  MidCap  400").  As  of
                                       January  31,  2007,   the  median  market
                                       capitalization  of  companies  in the S&P
                                       MidCap   400  was   approximately   $2.57
                                       billion.

                                       The Fund intends to write call options on
                                       broad-based  domestic,   foreign  country
                                       and/or  regional  stock  indices that the
                                       Adviser believes collectively approximate
                                       the  characteristics  of its common stock
                                       portfolio   (or  that   portion   of  its
                                       portfolio   against   which  options  are
                                       written)  and  that  present   attractive
                                       opportunities  to earn options  premiums.
                                       The Fund intends  initially to write call
                                       options  on  the  Financial   Times-Stock
                                       Exchange   (FTSE)   Eurotop   100   Index
                                       ("Eurotop  100") and may also  write call
                                       options   on  other   broad-based   stock
                                       indices.  Over time, the indices on which
                                       the Fund writes call  options may vary as
                                       a result of changes  in the  availability
                                       and  liquidity  of various  listed  index
                                       options,   changes  in  stock   portfolio
                                       holdings,  the  Adviser's  evaluation  of
                                       equity   market   conditions   and  other
                                       factors.   Writing   index  call  options
                                       involves  a tradeoff  between  the option
                                       premiums     received     and     reduced
                                       participation  in potential  future stock
                                       price    appreciation.    Due    to   tax
                                       considerations, the Fund intends to limit
                                       the overlap  between  its stock  holdings
                                       (and any subset  thereof)  and each index
                                       on  which  it  has  outstanding   options
                                       positions to less than 70% on an ongoing basis. The Fund's stock holdings will normally include stocks not included in the indices on which it writes call options.

                                       The Fund generally  intends to sell index
                                       call options that are exchange-listed and
                                       "European   style,"   meaning   that  the
                                       options  may  be  exercised  only  on the
                                       expiration   date  of  the   option.   To
                                       implement   its  options   program   most
                                       effectively, the Fund may also sell index
                                       options     that     trade     in     the
                                       over-the-counter  ("OTC") markets.  Index
                                       options differ from options on individual
                                       securities  in  that  index  options  (i)
                                       typically are settled in cash rather than
                                       by  delivery  of   securities   and  (ii)
                                       reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

                                       As the seller of index call options,  the
                                       Fund will  receive  cash  (the  premiums)
                                       from option purchasers.  The purchaser of
                                       an index call option has the right to any
                                       appreciation   in   the   value   of  the
                                       applicable  index over a fixed price (the
                                       exercise price) as of a specified date in
                                       the future (the option  valuation  date).
                                       Generally,  the Fund intends to sell call
                                       options       that      are      slightly
                                       "out-of-the-money"  (I.E.,  the  exercise
                                       price  generally  will be slightly  above
                                       the current level of the applicable index
                                       when the  option is  sold).  The Fund may
                                       also  sell  index  options  that are more
                                       substantially   "out-of-the-money."  Such
                                       options   that  are  more   substantially
                                       "out-of-the-money"     provide    greater
                                       potential for the Fund to realize capital
                                       appreciation,  but generally  would pay a
                                       lower   premium  than  options  that  are
                                       slightly  "out-of-the-money."  In writing
                                       index options,  the Fund will, in effect,
                                       sell the  potential  appreciation  in the
                                       value of the  applicable  index above the
                                       exercise price in exchange for the option
                                       premium received.  If, at expiration,  an
                                       index  call  option  sold by the  Fund is
                                       exercised,   the   Fund   will   pay  the
                                       purchaser the difference between the cash
                                       value  of the  applicable  index  and the
                                       exercise   price  of  the   option.   The
                                       premium,   the  exercise  price  and  the
                                       market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

                                       The  Fund's  policy  that,  under  normal
                                       market  conditions,  the Fund will invest
                                       at  least  80% of  its  total  assets  in
                                       common   stock  of  non-U.S.   companies,
                                       including (1) dividend-paying  stocks and
                                       (2)  stocks the value of which is subject
                                       to covered written index call options is a non-fundamental policy that may be changed by the Fund's Board of Trustees (the "Board") without Common Shareholder approval following the provision of 60 days' prior written notice to Common Shareholders.

                                       In implementing the Fund's investment strategy, the Adviser and Sub-Adviser intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund as described below.

                                       The Eurotop 100 is a broad-market index that measures the collective performance of the most actively traded stocks on Europe's major stock exchanges and is designed to be representative of the European stock market as a whole.

                                       The Fund is not sponsored, endorsed, sold
                                       or  promoted  by any  index  sponsor.  No
                                       index  sponsor has passed on the legality
                                       or  suitability  of, or the  accuracy  or
                                       adequacy of descriptions  and disclosures
                                       relating  to the Fund.  No index  sponsor
                                       has made any  representation or warranty,
                                       express   or   implied,   to  the  Common
                                       Shareholders of the Fund or any member of
                                       the public  regarding the advisability of
                                       investing in  securities  generally or in
                                       the Fund particularly,  or the ability of
                                       any index to track  general  stock market
                                       performance.  The indices are determined,
                                       composed and calculated by the respective
                                       index sponsors without regard to the Fund
                                       or  its  use of the  indices  for  option
                                       writing.   The  index  sponsors  have  no
                                       obligation  to take the needs of the Fund
                                       or   its   Common    Shareholders    into
                                       consideration  in determining,  composing
                                       or  calculating  the  indices.  No  index
                                       sponsor   is   responsible   for  or  has
                                       participated in the  determination of the
                                       timing of,  price of, or number of Common
                                       Shares of the Fund to be issued. No index
                                       sponsor has any  liability in  connection
                                       with  the   management,   administration,
                                       marketing or trading of the Fund.

                                       THE INDEX  SPONSORS DO NOT  GUARANTEE THE
                                       ACCURACY AND/OR UNINTERRUPTED CALCULATION
                                       OF  THE  INDICES  OR  ANY  DATA  INCLUDED
                                       THEREIN.   THE  INDEX  SPONSORS  MAKE  NO
                                       WARRANTY,   EXPRESS  OR  IMPLIED,  AS  TO
                                       RESULTS TO BE OBTAINED  BY THE FUND,  THE
                                       COMMON  SHAREHOLDERS  OR ANY OTHER PERSON
                                       OR ENTITY  FROM THE USE OF THE INDICES IN
                                       THE FUND'S OPTIONS  WRITING  PROGRAM.  IN
                                       PUBLISHING   THE   INDICES,   THE   INDEX
                                       SPONSORS   MAKE  NO  EXPRESS  OR  IMPLIED
                                       WARRANTIES,  AND  EXPRESSLY  DISCLAIM ALL
                                       WARRANTIES OF  MERCHANTABILITY OR FITNESS
                                       FOR A  PARTICULAR  PURPOSE  OR  USE  WITH
                                       RESPECT  TO  THE   INDICES  OR  ANY  DATA
                                       INCLUDED THEREIN. WITHOUT LIMITING ANY OF
                                       THE FOREGOING, IN NO EVENT SHALL AN INDEX
                                       SPONSOR HAVE ANY  LIABILITY  FOR ANY LOST
                                       PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE,
                                       INDIRECT OR CONSEQUENTIAL  DAMAGES,  EVEN
                                       IF  NOTIFIED OF THE  POSSIBILITY  OF SUCH
                                       DAMAGES.

INVESTMENT SELECTION
 STRATEGIES........................    Eaton  Vance will be  responsible for the
                                       Fund's   overall   investment    program,
                                       structuring   and   managing  the  Fund's
                                       common   stock    portfolio,    including
                                       dividend   capture   trading,    tax-loss
                                       harvesting   and   other   tax-management
                                       techniques, providing consultation to the
                                       Sub-Adviser     and    supervising    the
                                       performance  of  the   Sub-Adviser.   The
                                       Fund's   investments   will  be  actively
                                       managed, and securities may be bought or sold on a daily basis. Rampart will be responsible for providing advice on and execution of the Fund's options strategy.

                                       A  team   of   Eaton   Vance   investment
                                       professionals   is  responsible  for  the
                                       overall    management   of   the   Fund's
                                       investments,  including  decisions  about
                                       asset     allocation    and    securities
                                       selection. The portfolio managers utilize
                                       information    provided   by,   and   the
                                       expertise  of,  the  Adviser's   research
                                       staff  in  making  investment  decisions.
                                       Investment  decisions are made  primarily
                                       on the  basis  of  fundamental  research,
                                       which  involves   consideration   of  the
                                       various   company-specific   and  general
                                       business,  economic  and  market  factors
                                       that may influence the future performance
                                       of   individual   companies   and  equity
                                       investments  therein.  The  Adviser  will
                                       also  consider a variety of other factors
                                       in   constructing   and  maintaining  the
                                       Fund's stock  portfolio,  including,  but
                                       not limited to, stock dividend yields and
                                       payment  schedules,  overlap  between the
                                       Fund's stock  holdings and the indices on
                                       which   it   has   outstanding    options
                                       positions,   realization   of  tax   loss
                                       harvesting opportunities and other tax management considerations.

                                       The Adviser  believes  that a strategy of
                                       owning a portfolio  of common  stocks and
                                       selling    covered    call   options   (a
                                       "buy-write  strategy")  with respect to a
                                       portion   thereof  can  provide   current
                                       income    and   gains   and    attractive
                                       risk-adjusted returns. The Fund will sell
                                       only  "covered"  call  options.  An index
                                       call option is considered  covered if the
                                       Fund maintains with its custodian  assets
                                       determined  to be liquid  (in  accordance
                                       with procedures established by the Board)
                                       in  an  amount  at  least  equal  to  the
                                       contract  value  of the  index.  An index
                                       call  option  also is covered if the Fund
                                       holds a call  on the  same  index  as the
                                       call written where the exercise  price of
                                       the  call  held is (i)  equal  to or less
                                       than  the  exercise  price  of  the  call
                                       written,   or  (ii)   greater   than  the
                                       exercise   price  of  the  call  written,
                                       provided the  difference is maintained by
                                       the Fund in segregated  assets determined
                                       to  be   liquid   (in   accordance   with
                                       procedures  established  by  the  Board).
                                       Compared  to  selling   call  options  on
                                       individual  stocks,  the Adviser believes
                                       that  selling   index  call  options  can
                                       generally    achieve   better   tax   and
                                       transactional  efficiency  because listed
                                       options on broad-based securities indices
                                       generally   qualify  as   "section   1256
                                       contracts"  under  the  Code  subject  to
                                       specialized tax treatment and because the
                                       markets for index  options are  generally
                                       deeper and more  liquid  than  options on
                                       individual stocks.  Index options that do
                                       not qualify as "section  1256  contracts"
                                       are  subject  to  substantially  the same
                                       treatment   as  options   on   individual
                                       stocks.  Although the Fund  generally and
                                       initially  expects to write  stock  index
                                       call  options  with  respect  to  only  a
                                       portion  of its  common  stock  portfolio
                                       value,    the   Fund   may   in    market
                                       circumstances  deemed  appropriate by the
                                       Adviser write covered index call options on up to 100% of the value of its assets.

                                       Eaton  Vance  further   believes  that  a
                                       strategy of owning a portfolio  of common
                                       stocks in conjunction  with writing index
                                       call  options  with  respect to a portion
                                       thereof should generally  provide returns
                                       that  are  superior  to  owning  the same
                                       stocks without an associated  call option
                                       writing  program  under  three  different
                                       stock market scenarios: (1) down-trending
                                       equity    markets;    (2)   flat   market
                                       conditions;  and  (3)  moderately  rising
                                       equity markets. In the Adviser's opinion,
                                       only  in  more  strongly   rising  equity
                                       markets  would  the  buy-write   strategy
                                       generally be expected to underperform the
                                       stock-only portfolio. For these purposes,
                                       the  Adviser   considers   more  strongly
                                       rising equity market  conditions to exist
                                       whenever  the  current   annual  rate  of
                                       return    for    United     States    and
                                       international  common stocks  exceeds the
                                       long-term  historical  average  of  stock
                                       market  returns.  The  Adviser  considers
                                       moderately     rising    equity    market
                                       conditions  to  exist  whenever   current
                                       annual   returns  on  United  States  and
                                       international common stocks are positive,
                                       but   do   not   exceed   the   long-term
                                       historical   average   of  stock   market
                                       returns.

                                       To avoid being  subject to the  "straddle
                                       rules" under federal  income tax law, the
                                       Fund intends to limit the overlap between
                                       its  stock   holdings   (and  any  subset
                                       thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. Under the

                                       "straddle rules,"  "offsetting  positions
                                       with   respect  to   personal   property"
                                       generally are considered to be straddles.
                                       In general,  investment positions will be
                                       offsetting  if  there  is  a  substantial
                                       diminution  in  the  risk  of  loss  from
                                       holding one position by reason of holding
                                       one or more  other  positions.  The  Fund
                                       expects  that the index  call  options it
                                       writes will not be  considered  straddles
                                       because  its  stock   holdings   will  be
                                       sufficiently    dissimilar    from    the
                                       components  of each index on which it has
                                       open   call   options   positions   under
                                       applicable  guidance  established  by the
                                       Internal  Revenue  Service  (the  "IRS").
                                       Under certain circumstances, however, the
                                       Fund may enter into options transactions or certain other investments that may constitute positions in a straddle.

                                       The  Fund's  index  option   strategy  is
                                       designed  to  produce  current  cash flow
                                       from options premiums and to moderate the
                                       volatility  of the Fund's  returns.  This
                                       index  option  strategy  is of a  hedging
                                       nature,  and is not designed to speculate
                                       on equity market performance. The Adviser
                                       believes  that the  Fund's  index  option
                                       strategy will moderate the  volatility of
                                       the  Fund's  returns  because  the option
                                       premiums  received  will help to mitigate
                                       the impact of downward price movements in
                                       the  stocks  held by the Fund,  while the
                                       Fund's   obligations  under  index  calls
                                       written will constrain the Fund's ability to participate in upward price movements in portfolio stocks.

                                       The Fund  expects  normally to sell index
                                       call  options  on a portion of its common
                                       stock portfolio  value.  The Adviser does
                                       not  intend to sell  index  call  options
                                       representing  amounts  greater  than  the
                                       value   of  the   Fund's   common   stock
                                       portfolio    (I.E.,    take   a   "naked"
                                       position).  The Adviser generally intends
                                       to  sell  index  call  options  that  are
                                       exchange-listed   and  "European  style,"
                                       meaning  that  the  options  may  only be
                                       exercised on the  expiration  date of the
                                       option.  To implement its options program
                                       most effectively,  the Fund may also sell
                                       index  options that trade in OTC markets.
                                       Exchange-traded    index    options   are
                                       typically  settled  in cash  and  provide
                                       that the  holder  of the  option  has the
                                       right  to   receive  an  amount  of  cash
                                       determined   by   the   excess   of   the
                                       exercise-settlement  value  of the  index
                                       over the  exercise  price of the  option.
                                       The    exercise-settlement    value    is
                                       calculated  based on opening sales prices
                                       of  the  component  index  stocks  on the
                                       option  valuation date, which is the last
                                       business day before the expiration  date.
                                       Generally,  the  Adviser  intends to sell
                                       index  call  options  that  are  slightly
                                       "out-of-the-money,"  meaning  that option
                                       exercise   prices   generally   will   be
                                       slightly  above the current  level of the
                                       index  at  the  time  the   options   are
                                       written.  The Fund may  also  sell  index
                                       options   that  are  more   substantially
                                       "out-of-the-money." Such options that are
                                       more   substantially   "out-of-the-money"
                                       provide greater potential for the Fund to
                                       realize   capital   appreciation  on  its
                                       portfolio  stocks but generally would pay
                                       a lower  premium  than  options  that are
                                       slightly  "out-of-the-money." The Adviser
                                       expects  initially  to  follow a  primary
                                       options  strategy  of selling  index call
                                       options  with  a  remaining  maturity  of
                                       between   approximately   one  and  three
                                       months  and  maintaining  its short  call
                                       options  positions  until   approximately
                                       their option valuation date, at which time replacement call option positions with a remaining maturity within this range are written.

                                       In implementing the Fund's strategy,  the
                                       Adviser  intends  to employ a variety  of
                                       techniques  and  strategies  designed  to
                                       minimize  and  defer the  federal  income
                                       taxes incurred by Common  Shareholders in
                                       connection  with their  investment in the
                                       Fund.  These  include:  (1)  investing in
                                       stocks that pay  dividends  that  qualify
                                       for  federal  income  taxation  at  rates
                                       applicable to long-term capital gains and
                                       complying  with the  holding  period  and
                                       other   requirements  for  favorable  tax
                                       treatment; (2) selling index call options
                                       that  qualify for  treatment  as "section
                                       1256  contracts"  under the Code on which
                                       capital  gains and losses  are  generally
                                       treated   as  60%   long-term   and   40%
                                       short-term, regardless of holding period;
                                       (3)  limiting  the  overlap  between  the
                                       Fund's  stock  holdings  (and any  subset
                                       thereof)  and each  index on which it has
                                       outstanding  options  positions  to  less
                                       than 70% on an ongoing  basis so that the
                                       Fund's  stock  holdings  and  index  call
                                       options are not subject to the  "straddle
                                       rules;"  (4)  engaging  in  a  systematic
                                       program  of  tax-loss  harvesting  in the
                                       Fund's  stock   portfolio,   periodically
                                       selling   stock   positions   that   have
                                       depreciated  in value to realize  capital
                                       losses that can be used to offset capital
                                       gains  realized  by  the  Fund;  and  (5)
                                       managing  the sale of  appreciated  stock
                                       positions  so as to  minimize  the Fund's
                                       net realized  short-term capital gains in
                                       excess of net realized  long-term capital
                                       losses.  When an appreciated  security is
                                       sold, the Fund intends to select for sale
                                       the  share  lots  resulting  in the  most
                                       favorable tax treatment,  generally those
                                       with  holding   periods   sufficient   to
                                       qualify  for   long-term   capital  gains
                                       treatment that have the highest cost basis.

                                       As described  above,  the Fund intends to
                                       emphasize  investments in stocks that pay
                                       dividends that qualify for federal income
                                       taxation at rates applicable to long-term
                                       capital  gains.  Under federal income tax
                                       law  enacted  in  2003,   the   qualified
                                       dividend  income of individuals and other
                                       non-corporate   taxpayers   is  taxed  at
                                       long-term   capital  gain  tax  rates  if
                                       certain    holding   period   and   other
                                       requirements are met. Qualified dividends
                                       are dividends from domestic  corporations
                                       and dividends  from foreign  corporations
                                       that meet certain specified criteria. The
                                       Fund generally can pass the tax treatment
                                       of qualified  dividend income it receives
                                       through  to  Common   Shareholders.   For
                                       dividends  the Fund  receives  to qualify
                                       for  tax-advantaged  treatment,  the Fund
                                       must   hold   stock   paying    qualified
                                       dividends  for more  than 60 days  during
                                       the  121-day  period  beginning  60  days
                                       before the ex-dividend date (or more than
                                       90 days  during  the  associated  181-day
                                       period,  in the case of certain preferred
                                       stocks). In addition,  the Fund cannot be
                                       obligated   to  make   related   payments
                                       (pursuant  to a short sale or  otherwise)
                                       with respect to positions in any security
                                       that is substantially  similar or related
                                       property  with  respect  to  such  stock.
                                       Similar  provisions  apply to each Common
                                       Shareholder's  investment in the Fund. In
                                       order for qualified  dividend income paid
                                       by the Fund to a Common Shareholder to be
                                       taxable at long-term capital gains rates,
                                       the Common  Shareholder  must hold his or
                                       her Fund  shares  for  more  than 60 days
                                       during the 121-day period surrounding the
                                       ex-dividend  date.  The provisions of the
                                       Code  applicable  to  qualified  dividend
                                       income  are   effective   through   2010.
                                       Thereafter,   qualified  dividend  income
                                       will be subject to tax at ordinary income
                                       rates unless further  legislative  action
                                       is taken. The Fund's  investment  program
                                       and   the   tax    treatment    of   Fund
                                       distributions  may  be  affected  by  IRS
                                       interpretations  of the Code  and  future
                                       changes  in  tax  laws  and  regulations,
                                       including   changes  resulting  from  the
                                       "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

                                       The Fund may seek to enhance the level of
                                       tax-advantaged    dividend    income   it
                                       receives by engaging in dividend  capture
                                       trading. In a dividend capture trade, the
                                       Fund  sells a stock on or  shortly  after
                                       the stock's ex-dividend date and uses the
                                       sale  proceeds  to  purchase  one or more
                                       other  stocks  that are  expected  to pay
                                       dividends   before   the  next   dividend
                                       payment on the stock being sold.  Through
                                       this practice,  the Fund may receive more
                                       dividend   payments  over  a  given  time
                                       period than if it held a single stock. In
                                       order for dividends  received by the Fund
                                       to qualify for favorable  tax  treatment,
                                       the Fund  must  comply  with the  holding
                                       period and other  requirements  set forth
                                       in the preceding paragraph.  By complying
                                       with applicable  holding period and other
                                       requirements  while  engaging in dividend
                                       capture trading,  the Fund may be able to
                                       enhance   the  level  of   tax-advantaged
                                       dividend  income it  receives  because it
                                       will  receive  more   dividend   payments
                                       qualifying for favorable treatment during the same time period than if it simply held its portfolio stocks. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

                                       Options  on  broad-based  equity  indices
                                       that  trade  on  a  national   securities
                                       exchange  registered  with the Securities
                                       and Exchange  Commission (the "SEC") or a
                                       domestic  board of trade  designated as a
                                       contract market by the Commodity  Futures
                                       Trading Commission  generally qualify for
                                       treatment  as  "section  1256  contracts"
                                       under the Code.  Options  on  broad-based
                                       equity   indices   that  trade  on  other
                                       exchanges,  boards  of trade  or  markets
                                       designated by the United States Secretary
                                       of Treasury also qualify for treatment as
                                       "section 1256 contracts"  under the Code.
                                       Because only a small number of exchanges,
                                       boards  and  markets  outside  the United
                                       States   have   to  date   received   the
                                       necessary        designation,        most
                                       foreign-traded stock index options do not
                                       currently   qualify  for   treatment   as
                                       "section 1256 contracts"  under the Code.
                                       OTC options do not qualify for  treatment
                                       as "section 1256  contracts."  In writing
                                       options  on indices  based  upon  foreign
                                       stocks,   the  Fund  will  seek  to  sell
                                       options on  broad-based  foreign  country
                                       and/or  regional  stock  indices that are
                                       listed for  trading in the United  States
                                       or which  otherwise  qualify as  "section
                                       1256 contracts"  under the Code.  Options
                                       written on the Eurotop  100 will  qualify
                                       for treatment as "section 1256 contracts"
                                       because  such  options  are based  upon a
                                       broad-based  index and are  traded on the
                                       America   Stock   Exchange.   Options  on
                                       foreign   indices  that  are  listed  for
                                       trading  in the  United  States  or which
                                       otherwise   qualify  as   "section   1256
                                       contracts"  under  the Code may  trade in
                                       substantially   lower  volumes  and  with
                                       substantially  wider bid-ask spreads than
                                       other  options  contracts  on the same or
                                       similar   indices  that  trade  on  other
                                       markets  outside the United  States or in
                                       OTC  markets.  To  implement  its options
                                       program  most  effectively,  the Fund may
                                       sell index options that do not qualify as
                                       "section 1256 contracts"  under the Code,
                                       including  OTC  options.  Gain or loss on
                                       index options not  qualifying as "section
                                       1256  contracts"  under the Code would be
                                       realized  upon   disposition,   lapse  or
                                       settlement of the positions, and would generally be treated as short-term gain or loss.

                                       The   foregoing   policies   relating  to
                                       investments  in common stocks and options
                                       writing are the Fund's primary investment
                                       policies.  In  addition  to  its  primary
                                       investment policies,  the Fund may invest
                                       to a  limited  extent  in other  types of
                                       securities  and engage in  certain  other
                                       investment  practices.   In  addition  to
                                       writing index call options,  the Fund may
                                       write  call  options  on up to 20% of the
                                       value  of its  total  assets  on  futures
                                       contracts    based    upon    broad-based
                                       securities  indices.  The  Fund's  use of
                                       such  options on index  futures  would be
                                       substantially   similar  to  its  use  of
                                       options directly on indices. The Fund may
                                       also invest up to 20% of the value of its
                                       total  assets in  derivative  instruments
                                       acquired for hedging, risk management and
                                       investment  purposes (to gain exposure to
                                       securities,  securities  markets,  market
                                       indices and/or currencies consistent with
                                       its investment  objectives and policies),
                                       provided that the Fund may engage in such
                                       transactions  to  hedge  up to all of its
                                       foreign   currency   risk,  and  provided
                                       further  that  no  more  than  10% of the

                                       Fund's  total  assets may be  invested in
                                       such derivative  instruments acquired for
                                       non-hedging   purposes.   The   loss   on
                                       derivative    instruments   (other   than
                                       purchased   options)  may   substantially
                                       exceed    an    investment    in    these
                                       instruments.  To seek to protect  against
                                       price  declines  in  securities  holdings
                                       with large  accumulated  gains,  the Fund
                                       may use various hedging  techniques (such
                                       as  the  purchase  and  sale  of  futures
                                       contracts on stocks and stock indices and
                                       options  thereon,  equity swaps,  covered
                                       short sales,  forward sales of stocks and
                                       the purchase and sale of forward currency
                                       exchange contracts and currency futures).
                                       By using  these  techniques  rather  than
                                       selling appreciated securities,  the Fund
                                       can, within certain  limitations,  reduce
                                       its  exposure  to price  declines  in the
                                       securities  without  currently  realizing
                                       substantial  capital  gains under current
                                       federal tax law.  Derivative  instruments
                                       may also be used by the  Fund to  enhance
                                       returns  or  as  a  substitute   for  the
                                       purchase  or  sale  of  securities.  As a
                                       general  matter,  dividends  received  on
                                       hedged stock positions are  characterized
                                       as ordinary  income and are not  eligible
                                       for  favorable tax  treatment.  Dividends
                                       received on  securities  with  respect to
                                       which  the  Fund  is  obligated  to  make
                                       related payments (pursuant to short sales
                                       or  otherwise)  will be  treated as fully
                                       taxable  ordinary  income  (I.E.,  income
                                       other than tax-advantaged  dividends). In
                                       addition,  use of  derivatives  may  give
                                       rise  to  short-term  capital  gains  and
                                       other  income  that would not qualify for
                                       favorable  tax  treatment.  See  "Federal
                                       Income  Tax  Matters"   and   "Investment
                                       objectives and polices."

LISTING............................    The Fund intends to apply for listing  of
                                       its  common  shares  on  the  [  ]  Stock
                                       Exchange under the symbol "[ ].".

INVESTMENT ADVISER,
 ADMINISTRATOR AND SUB-ADVISER.....    Eaton Vance,  a wholly  owned  subsidiary
                                       of  Eaton  Vance  Corp.,  is  the  Fund's
                                       investment adviser and administrator. The
                                       Adviser  and  its  subsidiaries   managed
                                       approximately $133.1 billion on behalf of
                                       funds,    institutional    clients    and
                                       individuals  as  of  December  31,  2006,
                                       including  approximately $83.7 billion in
                                       equity  assets.   Eaton  Vance  has  also
                                       engaged   Rampart   as   a   sub-adviser.
                                       Rampart,  founded in 1983, specializes in
                                       options   management   and   trading  for
                                       institutional,   high   net   worth   and
                                       investment   company   clients.   Rampart
                                       managed  approximately  $7.5  billion  in
                                       assets as of  December  31,  2006.  Eaton
                                       Vance will be responsible  for the Fund's
                                       overall investment  program,  structuring
                                       and  managing  the  Fund's  common  stock
                                       portfolio,   including  dividend  capture
                                       trading,  tax-loss  harvesting  and other
                                       tax-management   techniques,    providing
                                       consultation   to  the   Sub-Adviser  and
                                       supervising   the   performance   of  the
                                       Sub-Adviser.  Rampart will be responsible
                                       for providing  advice on and execution of
                                       the   Fund's   options   strategy.    See
                                       "Management of the Fund."

DISTRIBUTIONS......................    Commencing   with   the   Fund's    first
                                       distribution,  the Fund  intends  to make
                                       regular quarterly distributions to Common
                                       Shareholders sourced from the Fund's cash
                                       available   for    distribution.    "Cash
                                       available for distribution"  will consist
                                       of  the  Fund's  dividends  and  interest
                                       income  after  payment of Fund  expenses,
                                       net option premiums, and net realized and
                                       unrealized  gains on  stock  investments.
                                       The  Fund's   distribution  rate  may  be
                                       adjusted from time to time. The Board may
                                       modify  this  distribution  policy at any
                                       time  without  obtaining  the approval of
                                       Common    Shareholders.    The    initial
                                       distribution  is  expected to be declared
                                       approximately    75   days    and    paid
                                       approximately 90 to 120 days after the completion of this offering, depending on market conditions. Distributions are not expected to depend on financial leverage.

                                       The  Fund's  annual   distribution   will
                                       likely differ from annual net  investment
                                       income. The investment income of the Fund
                                       will consist of all dividend and interest
                                       income accrued on portfolio  investments,
                                       short-term    capital   gain   (including
                                       short-term  gains on option positions and
                                       gains   on   the   sale   of    portfolio
                                       investments held for one year or less) in
                                       excess  of  long-term  capital  loss  and
                                       income from certain hedging transactions,
                                       less all  expenses of the Fund.  Expenses
                                       of the Fund will be accrued  each day. To
                                       the extent that the Fund's net investment
                                       income  for any year  exceeds  the  total
                                       quarterly  distributions  paid during the
                                       year,   the  Fund  will  make  a  special
                                       distribution  at or near year-end of such
                                       excess  amount as may be  required.  Over
                                       time,   all  of  the  Fund's   investment
                                       company    taxable    income    will   be
                                       distributed.

                                       At least  annually,  the Fund  intends to
                                       distribute any net capital gain (which is
                                       the excess of net long-term  capital gain
                                       over net  short-term  capital  loss)  or,
                                       alternatively, to retain all or a portion
                                       of the  year's net  capital  gain and pay
                                       federal  income tax on the retained gain.
                                       As provided under federal tax law, Common
                                       Shareholders  of  record as of the end of
                                       the  Fund's  taxable  year  will  include
                                       their  attributable share of the retained
                                       gain in  their  income  for the year as a
                                       long-term   capital  gain,  and  will  be
                                       entitled  to a tax  credit or refund  for
                                       the tax  deemed  paid on their  behalf by
                                       the  Fund.  The Fund may  treat  the cash
                                       value of tax credit and refund amounts in
                                       connection with retained capital gains as
                                       a   substitute   for   equivalent    cash
                                       distributions.

                                       If    the    Fund's    total    quarterly
                                       distributions  in  any  year  exceed  the
                                       amount of its net  investment  income for
                                       the  year,   any  such  excess  would  be
                                       characterized  as a return of capital for
                                       federal income tax purposes to the extent
                                       not   designated   as  a   capital   gain
                                       dividend.  Distributions  in any year may
                                       include a  substantial  return of capital
                                       component.  Under the Investment  Company
                                       Act of 1940, as amended (the "1940 Act"),
                                       for  any   distribution   that   includes
                                       amounts  from  sources   other  than  net
                                       income,  the Fund is  required to provide
                                       Common  Shareholders a written  statement
                                       regarding   the    components   of   such
                                       distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

                                       To  permit  the  Fund  to  maintain  more
                                       stable distributions,  distribution rates
                                       will be based on  projected  annual  cash
                                       available for distribution.  As a result,
                                       the  distributions  paid by the  Fund for
                                       any  particular  quarter  may be  more or
                                       less than the  amount  of cash  available
                                       for  distribution   from  that  quarterly
                                       period.  In  certain  circumstances,  the
                                       Fund may be required to sell a portion of
                                       its   investment    portfolio   to   fund
                                       distributions. Distributions will reduce the Common Shares' net asset value.

                                       The Fund has  applied  for an order  from
                                       the  Securities  and Exchange  Commission
                                       granting  it an  exemption  from  Section
                                       19(b)  of the  1940  Act and  Rule  19b-1
                                       thereunder  to permit the Fund to include
                                       realized  long-term  capital  gains  as a
                                       part  of  its  regular  distributions  to
                                       Common  Shareholders more frequently than
                                       would  otherwise be permitted by the 1940
                                       Act (generally once per taxable year). In
                                       the event that such an exemptive order is
                                       obtained,    the   Fund   will   consider
                                       increasing the frequency of its regular distributions from quarterly to monthly. There is no assurance that the Securities and Exchange Commission will grant the Fund's request for such exemptive order.

                                       Common   Shareholders  may  automatically
                                       reinvest    some   or   all   of    their
                                       distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Distributions" and "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN.........    The  Fund  has   established  a  dividend
                                       reinvestment plan (the "Plan"). Under the
                                       Plan, unless a Common  Shareholder elects
                                       to  receive  distributions  in cash,  all
                                       distributions   will   be   automatically
                                       reinvested in additional  Common  Shares,
                                       either  purchased  in the open  market or
                                       newly  issued  by the Fund if the  Common
                                       Shares are  trading at or above their net
                                       asset  value.   Common  Shareholders  who
                                       intend  to  hold  their   Common   Shares
                                       through  a  broker  or   nominee   should
                                       contact such broker or nominee  regarding
                                       the  Plan.  See  "Dividend   Reinvestment
                                       Plan."

CLOSED-END STRUCTURE...............    Closed-end funds differ from traditional,
                                       open-end management  investment companies
                                       (commonly  referred to as "mutual funds")
                                       in that  closed-end  funds generally list
                                       their  shares for trading on a securities
                                       exchange  and do not redeem  their shares
                                       at  the  option  of the  shareholder.  By
                                       comparison, mutual funds issue securities
                                       that are redeemable at net asset value at
                                       the   option  of  the   shareholder   and
                                       typically engage in a continuous offering of their shares.

                                       Shares  of  closed-end  funds  frequently
                                       trade at a discount  from their net asset
                                       value. In recognition of this possibility
                                       and that any such  discount may not be in
                                       the interest of Common Shareholders,  the
                                       Fund's Board, in consultation  with Eaton
                                       Vance,  from  time  to  time  may  review
                                       possible   actions  to  reduce  any  such
                                       discount.  The Board might  consider open
                                       market  repurchases  or tender offers for
                                       Common  Shares at net asset value.  There
                                       can be no  assurance  that the Board will
                                       decide to undertake  any of these actions
                                       or  that,  if  undertaken,  such  actions
                                       would result in the Common Shares trading
                                       at a price equal to or close to net asset
                                       value per Common  Share.  The Board might
                                       also consider the  conversion of the Fund
                                       to an  open-end  mutual  fund.  The Board
                                       believes,  however,  that the  closed-end
                                       structure is desirable,  given the Fund's
                                       investment   objectives   and   policies.
                                       Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

SPECIAL RISK CONSIDERATIONS........    The following describes various principal
                                       risks of  investing  in the Fund.  A more
                                       detailed  description  of these and other
                                       risks  of   investing  in  the  Fund  are
                                       described under  "Investment  Objectives,
                                       Policies     and     Risks     --    Risk
                                       Considerations" in this Prospectus and under "Additional Investment Information and Restrictions" in the Fund's Statement of Additional Information.

                                       NO OPERATING HISTORY. The Fund is a newly
                                       organized,    diversified,     closed-end
                                       investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

                                       INVESTMENT AND MARKET RISK. An investment
                                       in Common Shares is subject to investment
                                       risk,  including the possible loss of the
                                       entire  principal  amount  invested.   An
                                       investment in Common Shares represents an
                                       indirect  investment  in  the  securities
                                       owned by the Fund,  which  are  generally
                                       traded on a securities exchange or in the
                                       over-the-counter  markets.  The  value of
                                       these   securities,   like  other  market
                                       investments,   may   move  up  or   down,
                                       sometimes   rapidly  and   unpredictably.
                                       Because the Fund normally intends to sell
                                       stock index call  options on a portion of
                                       its common  stock  portfolio  value,  the
                                       Fund's appreciation potential from equity
                                       market  performance  will be more limited
                                       than  if  the  Fund  did  not  engage  in
                                       selling  stock  index call  options.  The
                                       Common Shares at any point in time may be
                                       worth less than the original  investment,
                                       even  after   taking  into   account  any
                                       reinvestment of distributions.

                                       ISSUER RISK. The value of securities held
                                       by the Fund may  decline  for a number of
                                       reasons  that  directly   relate  to  the
                                       issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                                       EQUITY   RISK.    Under   normal   market
                                       conditions, the Fund's investment program
                                       will   consist   primarily  of  owning  a
                                       diversified portfolio of common stocks of
                                       non-U.S.    companies.    Therefore,    a
                                       principal  risk of  investing in the Fund
                                       is equity  risk.  Equity risk is the risk
                                       that the value of securities  held by the
                                       Fund  will   fluctuate  or  fall  due  to
                                       general  market or  economic  conditions,
                                       perceptions  regarding the  industries in
                                       which the issuers of  securities  held by
                                       the Fund participate,  and the particular
                                       circumstances    and    performance    of
                                       companies   whose   securities  the  Fund
                                       holds.   Although   common   stocks  have
                                       historically   generated  higher  average
                                       returns than fixed-income securities over
                                       the long term,  common  stocks  also have
                                       experienced significantly more volatility
                                       in returns.  An adverse event, such as an
                                       unfavorable  earnings report, may depress
                                       the  value  of  equity  securities  of an
                                       issuer  held by the  Fund;  the  price of
                                       common   stock  of  an   issuer   may  be
                                       particularly    sensitive    to   general
                                       movements in the stock market;  or a drop
                                       in the stock market may depress the price
                                       of most or all of the common  stocks held
                                       by the Fund. In addition, common stock of
                                       an issuer  in the  Fund's  portfolio  may
                                       decline in price if the  issuer  fails to
                                       make   anticipated    dividend   payments
                                       because,  among other  possible  reasons,
                                       the issuer of the security  experiences a
                                       decline  in  its   financial   condition.
                                       Common  stocks  in which  the  Fund  will
                                       invest are  structurally  subordinated to
                                       preferred  stocks,  bonds and other  debt
                                       instruments   in  a   company's   capital
                                       structure,   in  terms  of   priority  to
                                       corporate  income,  and therefore will be
                                       subject  to  greater  dividend  risk than
                                       preferred  stocks or debt  instruments of
                                       such  issuers.   Finally,   common  stock
                                       prices   may  be   sensitive   to  rising
                                       interest rates, as the costs of capital rise and borrowing costs increase.

                                       RISKS OF INVESTING IN MID-CAP  COMPANIES.
                                       The Fund may make  investments  in stocks
                                       of companies whose market  capitalization
                                       is considered  middle sized or "mid-cap."
                                       Mid-cap companies often are newer or less
                                       established    companies    than   larger
                                       capitalization companies.  Investments in
                                       mid-cap  companies carry additional risks
                                       because  earnings of these companies tend
                                       to be less  predictable;  they often have
                                       limited    product    lines,     markets,
                                       distribution    channels   or   financial
                                       resources;  and  the  management  of such
                                       companies may be dependent  upon one or a
                                       few key people.  The market  movements of
                                       equity  securities  of mid-cap  companies
                                       may be more  abrupt or  erratic  than the
                                       market movements of equity  securities of
                                       larger, more established companies or the
                                       stock  market in  general.  Historically,
                                       mid-cap  companies  have  sometimes  gone
                                       through  extended  periods  when they did
                                       not perform as well as larger  companies.
                                       In addition, equity securities of mid-cap
                                       companies  generally are less liquid than
                                       those of  larger  companies.  This  means
                                       that  the   Fund   could   have   greater
                                       difficulty selling such securities at the time and price that the Fund would like.

                                       RISK OF SELLING INDEX CALL OPTIONS. Under
                                       normal  market  conditions,  a portion of
                                       the Fund's common stock  portfolio  value
                                       will be  subject  to  written  index call
                                       options.  The  purchaser of an index call
                                       option has the right to any  appreciation
                                       in  the  value  of  the  index  over  the
                                       exercise  price of the call  option as of
                                       the valuation date of the option. Because
                                       their   exercise   is  settled  in  cash,
                                       sellers of index call options such as the
                                       Fund cannot  provide in advance for their
                                       potential   settlement   obligations   by
                                       acquiring  and  holding  the   underlying
                                       securities.  The Fund intends to mitigate
                                       the risks of its  options  activities  by
                                       writing options on broad-based  domestic,
                                       foreign  country  and/or  regional  stock
                                       indices   that   the   Adviser   believes
                                       collectively        approximate       the
                                       characteristics   of  the  Fund's  common
                                       stock  portfolio  (or that portion of its
                                       portfolio   against   which  options  are
                                       written).  The Fund  will  not,  however,
                                       hold  stocks  that  fully  replicate  the
                                       indices on which it writes call  options.
                                       Due  to  tax  considerations,   the  Fund
                                       intends to limit the overlap  between its
                                       stock  holdings (and any subset  thereof)
                                       and   each   index   on   which   it  has
                                       outstanding  options  positions  to  less
                                       than 70% on an ongoing basis.  The Fund's
                                       stock  holdings  will  normally   include
                                       stocks  not  included  in the  indices on
                                       which    it    writes    call    options.
                                       Consequently,  the  Fund  bears  the risk
                                       that  the   performance   of  its   stock
                                       portfolio will vary from the  performance
                                       of the  indices  on which it writes  call
                                       options. For example, with respect to the
                                       portion  of its stock  portfolio  against
                                       which S&P 500  index  call  options  have
                                       been written, the Fund will suffer a loss
                                       if the  S&P  500  appreciates  above  the
                                       exercise  price  of the  options  written
                                       while the associated  securities  held by
                                       the Fund  fail to  appreciate  as much or
                                       decline  in  value  over  the life of the
                                       written option.  Index options written by
                                       the Fund will be priced on a daily basis.
                                       Their value will be affected primarily by
                                       changes in the prices and dividend  rates
                                       of the  underlying  common stocks in such
                                       index,  changes  in actual  or  perceived
                                       volatility   of   such   index   and  the
                                       remaining    time    to   the    options'
                                       expiration. The trading price of index call options will also be affected by liquidity considerations and the balance of purchase and sale orders.

                                       A decision as to whether, when and how to
                                       use  options  involves  the  exercise  of
                                       skill   and   judgment,    and   even   a
                                       well-conceived and well-executed  options
                                       program  may  be  adversely  affected  by
                                       market behavior or unexpected  events. As
                                       the  writer of index  call  options,  the
                                       Fund  will  forgo,  during  the  option's
                                       life,  the  opportunity  to  profit  from
                                       increases in the value of the  applicable
                                       index above the sum of the option premium
                                       received  and the  exercise  price of the
                                       call  option,  but  retains  the  risk of
                                       loss, minus the option premium  received,
                                       should the value of the applicable  index
                                       decline. When a call option is exercised,
                                       the Fund will be  required  to deliver an
                                       amount of cash  determined  by the excess
                                       of the value of the  applicable  index at
                                       contract  termination  over the  exercise
                                       price of the option.  Thus,  the exercise
                                       of index  call  options  sold by the Fund
                                       may  require  the Fund to sell  portfolio
                                       securities    to    generate    cash   at
                                       inopportune times or for unattractive prices.

                                       To  the  extent   that  the  Fund  writes
                                       options  on indices  based  upon  foreign
                                       stocks,   the  Fund  will  seek  to  sell
                                       options on  broad-based  foreign  country
                                       and/or  regional  stock  indices that are
                                       listed for  trading in the United  States
                                       or which  otherwise  qualify as  "section
                                       1256 contracts"  under the Code.  Options
                                       on  foreign  indices  that are listed for
                                       trading  in the  United  States  or which
                                       otherwise   qualify  as   "section   1256
                                       contracts"  under  the Code may  trade in
                                       substantially   lower  volumes  and  with
                                       substantially  wider bid-ask spreads than
                                       other  options  contracts  on the same or
                                       similar   indices  that  trade  on  other
                                       markets  outside the United  States or in
                                       OTC  markets.  To  implement  its options
                                       program  most  effectively,  the Fund may
                                       sell index options that do not qualify as
                                       "section 1256 contracts"  under the Code,
                                       including  OTC  options.  Gain or loss on
                                       index options not  qualifying as "section
                                       1256  contracts"  under the Code would be
                                       realized  upon   disposition,   lapse  or
                                       settlement of the positions and would be treated as short-term gain or loss.

                                       The  trading  price  of  options  may  be
                                       adversely affected if the market for such
                                       options  becomes  less liquid or smaller.
                                       The Fund may close  out a call  option by
                                       buying the  option  instead of letting it
                                       expire or be  exercised.  There can be no
                                       assurance that a liquid market will exist
                                       when the Fund  seeks to close  out a call
                                       option  position  by buying  the  option.
                                       Reasons  for  the  absence  of  a  liquid
                                       secondary  market on an exchange  include
                                       the   following:   (i)   there   may   be
                                       insufficient  trading interest in certain
                                       options; (ii) restrictions may be imposed
                                       by an exchange on opening transactions or
                                       closing   transactions  or  both;   (iii)
                                       trading   halts,   suspensions  or  other
                                       restrictions  may be imposed with respect
                                       to   particular   classes  or  series  of
                                       options;   (iv)  unusual  or   unforeseen
                                       circumstances    may   interrupt   normal
                                       operations   on  an  exchange;   (v)  the
                                       facilities  of an exchange or the Options
                                       Clearing  Corporation (the "OCC") may not
                                       at  all  times  be   adequate  to  handle
                                       current  trading  volume;  or (vi) one or
                                       more  exchanges  could,  for  economic or
                                       other reasons,  decide or be compelled to
                                       discontinue  the trading of options (or a
                                       particular class or series of options) at
                                       some  future   date.   If  trading   were
                                       discontinued,  the  secondary  market  on
                                       that exchange (or in that class or series
                                       of   options)   would   cease  to  exist.
                                       However,   outstanding  options  on  that
                                       exchange  that had been issued by the OCC
                                       as a result of  trades  on that  exchange
                                       would   continue  to  be  exercisable  in
                                       accordance with their terms.

                                       The hours of trading  for options may not
                                       conform to the hours  during which common
                                       stocks  held by the Fund are  traded.  To
                                       the extent that the options markets close
                                       before  the   markets   for   securities,
                                       significant  price and rate movements can
                                       take place in the securities markets that
                                       would not be  reflected  concurrently  in
                                       the options  markets.  Index call options
                                       are  marked  to  market  daily  and their
                                       value is affected by changes in the value
                                       and  dividend  rates  of  the  securities
                                       represented  in  the  underlying   index,
                                       changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options' expiration, as well as trading conditions in the options market.

                                       To  implement  its options  program  most
                                       effectively,  the  Fund  may  sell  index
                                       options   that  trade  in  OTC   markets.
                                       Participants   in   these   markets   are
                                       typically  not subject to the same credit
                                       evaluation  and  regulatory  oversight as
                                       members of "exchange  based" markets.  By
                                       engaging in index option  transactions in
                                       these  markets,  the Fund may take credit
                                       risk with regard to parties with which it
                                       trades  and  also  may  bear  the risk of
                                       settlement   default.   These  risks  may
                                       differ  materially from those involved in
                                       exchange-traded    transactions,    which
                                       generally are  characterized  by clearing
                                       organization      guarantees,       daily
                                       marking-to-market  and  settlement,   and
                                       segregation     and    minimum    capital
                                       requirements         applicable        to
                                       intermediaries. Transactions entered into
                                       directly   between   two   counterparties
                                       generally   do  not  benefit  from  these
                                       protections,  which may  subject the Fund
                                       to the risk that a counterparty  will not
                                       settle a transaction  in accordance  with
                                       agreed terms and conditions  because of a
                                       dispute over the terms of the contract or
                                       because of a credit or liquidity problem.
                                       Such "counterparty risk" is increased for
                                       contracts  with  longer  maturities  when
                                       events   may    intervene    to   prevent
                                       settlement.  The  ability  of the Fund to
                                       transact  business  with  any  one or any
                                       number of counterparties, the lack of any
                                       independent     evaluation     of     the
                                       counterparties    or   their    financial
                                       capabilities,   and  the   absence  of  a
                                       regulated    market   to   facilitate   a
                                       settlement, may increase the potential for losses to the Fund.

                                       TAX RISK.  Reference  is made to "Federal
                                       Income Tax Matters" for an explanation of
                                       the federal income tax  consequences  and
                                       attendant risks of investing in the Fund.
                                       Although  the Fund seeks to minimize  and
                                       defer the federal  income taxes  incurred
                                       by Common Shareholders in connection with
                                       their  investment in the Fund,  there can
                                       be  no   assurance   that   it   will  be
                                       successful   in  this  regard.   The  tax
                                       treatment  and  characterization  of  the
                                       Fund's distributions may change over time
                                       due  to  changes  in  the  Fund's  mix of
                                       investment  returns  and  changes  in the
                                       federal   tax   laws,   regulations   and
                                       administrative        and        judicial
                                       interpretations.  The  provisions  of the
                                       Code  applicable  to  qualified  dividend
                                       income  are set to expire at the close of
                                       2010.     Thereafter,      the     Fund's
                                       distributions  to Common  Shareholders of
                                       qualified dividend income will be subject
                                       to tax at the higher  rates that apply to
                                       ordinary     income    unless     further
                                       legislative action is taken. There can be
                                       no   assurances   that  after  2010  such
                                       qualified  dividends will be available to
                                       the Fund and its Common Shareholders. The
                                       Fund's  investment  program  and  the tax
                                       treatment  of Fund  distributions  may be
                                       affected  by IRS  interpretations  of the
                                       Code and  future  changes in tax laws and
                                       regulations,  including changes resulting
                                       from the  "sunset"  provisions  described
                                       above  that  would  have  the  effect  of
                                       repealing  the  favorable   treatment  of
                                       qualified  dividend income and reimposing
                                       the  higher  tax  rates   applicable   to
                                       ordinary income  beginning in 2011 unless
                                       further   legislative  action  is  taken.
                                       Distributions  paid on the Common  Shares
                                       may   be   characterized   variously   as
                                       non-qualified   dividends   (taxable   at
                                       ordinary    income   rates),    qualified
                                       dividends (generally taxable at long-term
                                       capital  gains   rates),   capital  gains
                                       dividends  (taxable at long-term  capital
                                       gains   rates)  or   return  of   capital
                                       (generally  not currently  taxable).  The
                                       ultimate  tax   characterization  of  the
                                       Fund's  distributions  made in a calendar
                                       year may not finally be determined  until
                                       after  the  end of  that  calendar  year.
                                       Distributions  to  a  Common  Shareholder
                                       that are  return of  capital  will be tax
                                       free  to  the   amount   of  the   Common
                                       Shareholder's current tax basis in his or
                                       her Common Shares,  with any distribution
                                       amounts  exceeding  such basis treated as
                                       capital  gain on a deemed  sale of Common
                                       Shares.  Common Shareholders are required
                                       to  reduce  their  tax  basis  in  Common
                                       Shares by the amount of  tax-free  return
                                       of   capital   distributions    received,
                                       thereby  increasing the amount of capital
                                       gain (or decreasing the amount of capital
                                       loss)  to  be  recognized  upon  a  later
                                       disposition  of  the  Common  Shares.  In
                                       order for Fund distributions of qualified
                                       dividend   income   to  be   taxable   at
                                       favorable  long-term capital gains rates,
                                       a Common  Shareholder  must meet  certain
                                       prescribed   holding   period  and  other
                                       requirements  with  respect to his or her
                                       Common  Shares.  If positions held by the
                                       Fund  were  treated  as  "straddles"  for
                                       federal income tax purposes, dividends on
                                       such   positions   would  not  constitute
                                       qualified   dividend  income  subject  to
                                       favorable  income tax treatment.  Gain or
                                       loss  on  positions  in  a  straddle  are
                                       subject   to   special   (and   generally
                                       disadvantageous) rules as described under
                                       "Federal Income Tax Matters."

                                       DISTRIBUTION    RISK.    The    quarterly
                                       distributions  Common  Shareholders  will
                                       receive  from  the Fund  will be  sourced
                                       from the Fund's  dividends  and  interest
                                       income  after  payment of Fund  expenses,
                                       net option premiums, and net realized and
                                       unrealized  gains on  stock  investments.
                                       The    Fund's    cash    available    for
                                       distribution  may  vary  widely  over the
                                       short- and long-term. Dividends on common
                                       stocks are not fixed but are  declared at
                                       the  discretion of the issuer's  board of
                                       directors.  The  Fund's  dividend  income
                                       will be  substantially  influenced by the
                                       activity   level  and   success   of  its
                                       dividend  capture  trading  program.   If
                                       stock  market   volatility  and/or  stock
                                       prices  decline,  the  level of  premiums
                                       from  writing  index call options and the
                                       amounts  available for distribution  from
                                       the Fund's  options  activity will likely
                                       decrease  as  well.   Payments  to  close
                                       written call options will reduce  amounts
                                       available  for  distribution   from  call
                                       option  premiums  received.  Net realized
                                       and unrealized  gains on the Fund's stock
                                       investments will be determined  primarily
                                       by  the  direction  and  movement  of the
                                       United   States   stock  market  and  the
                                       particular  stocks held.  There can be no
                                       assurance  that  quarterly  distributions
                                       paid   by  the   Fund   to   the   Common
                                       Shareholders   will  be   maintained   at
                                       initial levels or increase over time.

                                       FOREIGN   SECURITY  RISK.   Under  normal
                                       market  conditions,  the Fund will invest
                                       at  least  80% of  its  total  assets  in
                                       common stocks of non-U.S.  companies. The
                                       value of foreign  securities  is affected
                                       by changes in currency rates, foreign tax
                                       laws   (including    withholding    tax),
                                       government  policies  (in this country or
                                       abroad),  relations  between  nations and
                                       trading, settlement,  custodial and other
                                       operational risks. In addition, the costs
                                       of  investing  abroad  (such  as  foreign
                                       brokerage costs,  custodial  expenses and
                                       other fees) are generally  higher than in
                                       the United States, and foreign securities
                                       markets may be less liquid, more volatile
                                       and   less   subject   to    governmental
                                       supervision  than  markets  in the United
                                       States. Foreign investments also could be
                                       affected by other  factors not present in
                                       the     United     States,      including
                                       expropriation of assets,  armed conflict,
                                       confiscatory  taxation,  lack of  uniform
                                       accounting and auditing  standards,  less
                                       publicly  available  financial  and other
                                       information and potential difficulties in
                                       enforcing   contractual   obligations  or
                                       repatriating  capital invested in foreign
                                       countries.  As an  alternative to holding
                                       foreign-traded  securities,  the Fund may
                                       invest in  dollar-denominated  securities
                                       of foreign companies that trade on United
                                       States  exchanges or in the United States
                                       over-the-counter     market    (including
                                       depositary   receipts,   which   evidence
                                       ownership    in    underlying     foreign
                                       securities). Since the Fund may invest in
                                       securities   denominated   or  quoted  in
                                       currencies  other than the United  States
                                       dollar,  the  Fund  may  be  affected  by
                                       changes  in  foreign  currency   exchange
                                       rates (and exchange control  regulations)
                                       which  affect  the  value of  investments
                                       held by the Fund and the  accrued  income
                                       and  appreciation  or depreciation of the
                                       investments  in  United  States  dollars.
                                       Changes  in  foreign  currency   exchange
                                       rates   relative  to  the  United  States
                                       dollar  will  affect  the  United  States
                                       dollar   value  of  the   Fund's   assets
                                       denominated  in  that  currency  and  the
                                       Fund's  return on such  assets as well as
                                       any temporary uninvested reserves in bank
                                       deposits   in  foreign   currencies.   In
                                       addition, the Fund will incur costs in
                                       connection   with   conversions   between
                                       various  currencies.  Foreign  securities
                                       may not be eligible  for the reduced rate
                                       of  taxation   applicable   to  qualified
                                       dividend income.

                                       Because  foreign  companies  may  not  be
                                       subject  to   accounting,   auditing  and
                                       financial reporting standards,  practices
                                       and  requirements   comparable  to  those
                                       applicable  to United  States  companies,
                                       there  may  be  less  or  less   reliable
                                       publicly  available  information  about a
                                       foreign  company  than  about a  domestic
                                       company.    There   is   generally   less
                                       government  supervision and regulation of
                                       securities exchanges,  broker-dealers and
                                       listed   companies  than  in  the  United
                                       States.  Mail service  between the United
                                       States  and  foreign   countries  may  be
                                       slower or less  reliable  than within the
                                       United States,  thus  increasing the risk
                                       of  delayed   settlements   of  portfolio
                                       transactions for, or loss of certificates
                                       of,  portfolio  securities.  Payment  for
                                       securities   before   delivery   may   be
                                       required.  In  addition,  with respect to
                                       certain foreign  countries,  there is the
                                       possibility    of     expropriation    or
                                       confiscatory   taxation,   political   or
                                       social    instability,    or   diplomatic
                                       developments  that could adversely affect
                                       investments in those countries. Moreover,
                                       individual  foreign  economies may differ
                                       favorably or unfavorably  from the United
                                       States economy in such respects as growth
                                       of  gross  national   product,   rate  of
                                       inflation, capital reinvestment, resource
                                       self-sufficiency  and balance of payments
                                       position.   Foreign  securities  markets,
                                       while     growing     in    volume    and
                                       sophistication,   are  generally  not  as
                                       developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable
                                       United States companies. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.

                                       EMERGING  MARKET  SECURITY RISK. The Fund
                                       may invest up to 25% of its total  assets
                                       in  securities  of  issuers   located  in
                                       emerging  markets.  The risks of  foreign
                                       investments  described  above apply to an
                                       even  greater  extent to  investments  in
                                       emerging markets.  The securities markets
                                       of  emerging   countries   are  generally
                                       smaller, less developed, less liquid, and
                                       more volatile than the securities markets
                                       of  the  United   States  and   developed
                                       foreign    markets.     Disclosure    and
                                       regulatory standards in many respects are
                                       less  stringent than in the United States
                                       and developed foreign markets. There also
                                       may be a lower  level of  monitoring  and
                                       regulation  of   securities   markets  in
                                       emerging   market   countries   and   the
                                       activities  of  investors in such markets
                                       and  enforcement of existing  regulations
                                       may be limited.  Many emerging  countries
                                       have experienced substantial, and in some
                                       periods    extremely   high,   rates   of
                                       inflation  for many years.  Inflation and
                                       rapid  fluctuations  in  inflation  rates
                                       have had and may  continue  to have  very
                                       negative  effects  on the  economies  and
                                       securities  markets of  certain  emerging
                                       countries.  Economies in emerging markets
                                       generally  are  heavily   dependent  upon
                                       international  trade  and,   accordingly,
                                       have been and may continue to be affected
                                       adversely  by  trade  barriers,  exchange
                                       controls, managed adjustments in relative
                                       currency values, and other  protectionist
                                       measures  imposed  or  negotiated  by the
                                       countries  with  which  they  trade.  The
                                       economies  of these  countries  also have
                                       been  and may  continue  to be  adversely
                                       affected  by economic  conditions  in the
                                       countries   in  which  they  trade.   The
                                       economies  of  countries   with  emerging
                                       markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

                                       In many  cases,  governments  of emerging
                                       countries     continue     to    exercise
                                       significant control over their economies,
                                       and  government  actions  relative to the
                                       economy, as well as economic developments
                                       generally,    may   affect   the   Fund's
                                       investments   in  those   countries.   In
                                       addition,    there   is   a    heightened
                                       possibility    of     expropriation    or
                                       confiscatory   taxation,   imposition  of
                                       withholding   taxes   on   dividend   and
                                       interest   payments,   or  other  similar
                                       developments     that    could     affect
                                       investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

                                       CURRENCY RISK. Since the Fund will invest
                                       in  securities  denominated  or quoted in
                                       currencies  other  than the U.S.  dollar,
                                       the Fund will be  affected  by changes in
                                       foreign  currency   exchange  rates  (and
                                       exchange   control   regulations)   which
                                       affect  the value of  investments  in the
                                       Fund   and   the   accrued   income   and
                                       appreciation   or   depreciation  of  the
                                       investments in U.S.  dollars.  Changes in
                                       foreign currency  exchange rates relative
                                       to the U.S.  dollar  will affect the U.S.
                                       dollar   value  of  the   Fund's   assets
                                       denominated  in  that  currency  and  the
                                       Fund's  return on such  assets as well as
                                       any temporary uninvested reserves in bank
                                       deposits   in  foreign   currencies.   In
                                       addition,  the Fund will  incur  costs in
                                       connection   with   conversions   between
                                       various currencies.

                                       The Fund may  attempt to protect  against
                                       adverse  changes in the value of the U.S.
                                       dollar in relation to a foreign  currency
                                       by entering  into a forward  contract for
                                       the  purchase  or sale of the  amount  of
                                       foreign   currency   invested  or  to  be
                                       invested,  or  by  buying  or  selling  a
                                       foreign   currency   option  or   futures
                                       contract for such amount. Such strategies
                                       may be employed before the Fund purchases
                                       a foreign security traded in the currency
                                       which the Fund  anticipates  acquiring or
                                       between the date the foreign  security is
                                       purchased  or sold  and the date on which
                                       payment  therefor  is made  or  received.
                                       Seeking  to  protect  against a change in
                                       the  value of a foreign  currency  in the
                                       foregoing   manner  does  not   eliminate
                                       fluctuations  in the prices of  portfolio
                                       securities  or  prevent   losses  if  the
                                       prices   of  such   securities   decline.
                                       Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Adverse movements in hedged currencies may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                                       INTEREST  RATE RISK.  The  premiums  from
                                       writing  index call  options  and amounts
                                       available  for   distribution   from  the
                                       Fund's  options  activity may decrease in
                                       declining interest rate environments. The
                                       value   of  the   Fund's   common   stock
                                       investments  may  also be  influenced  by
                                       changes   in   interest   rates.   Higher
                                       yielding  stocks  and  stocks of  issuers
                                       whose   businesses   are    substantially
                                       affected by changes in interest rates may be particularly sensitive to interest rate risk.

                                       DERIVATIVES  RISK. In addition to writing
                                       index  call  options,  the risks of which
                                       are  described  above,  the Fund may also
                                       invest  up to  20% of  the  value  of its
                                       total   assets   in   other    derivative
                                       instruments  acquired for  hedging,  risk
                                       management  and  investment  purposes (to
                                       gain exposure to  securities,  securities
                                       markets, market indices and/or currencies
                                       consistent with its investment objectives
                                       and policies), provided that the Fund may
                                       engage in such  transactions  to hedge up
                                       to all of its foreign  currency risk, and
                                       provided further that no more than 10% of
                                       the Fund's  total  assets may be invested
                                       in such derivative  instruments  acquired
                                       for  non-hedging   purposes.   Derivative
                                       transactions    including    options   on
                                       securities  and  securities  indices  and
                                       other  transactions in which the Fund may
                                       engage  (such as  futures  contracts  and
                                       options  thereon,  swaps and short sales)
                                       may subject the Fund to increased risk of
                                       principal    loss   due   to   unexpected
                                       movements  in stock  prices,  changes  in
                                       stock  volatility   levels  and  interest
                                       rates, and imperfect correlations between
                                       the  Fund's   securities   holdings   and
                                       indices     upon     which     derivative
                                       transactions  are based.  Derivatives can
                                       be   illiquid,   may   disproportionately
                                       increase   losses,   and   may   have   a
                                       potentially  large  impact on the  Fund's
                                       performance.   The  loss  on   derivative
                                       instruments    (other   than    purchased
                                       options)  may  substantially   exceed  an
                                       investment in these instruments. The Fund
                                       also will be subject to credit  risk with
                                       respect  to  the  counterparties  to  any
                                       over-the-counter   derivatives  contracts
                                       entered   into   by   the   Fund.   If  a
                                       counterparty    becomes    bankrupt    or
                                       otherwise    fails   to    perform    its
                                       obligations  under a derivative  contract
                                       due to financial  difficulties,  the Fund
                                       may  experience   significant  delays  in
                                       obtaining   any   recovery    under   the
                                       derivative  contract in a  bankruptcy  or
                                       other reorganization proceeding. The Fund
                                       may obtain only a limited  recovery or no
                                       recovery    in    such     circumstances.
                                       Derivatives    may     disproportionately
                                       increase  losses  and have a  potentially
                                       large  negative   impact  on  the  Fund's
                                       performance.

                                       LIQUIDITY RISK. The Fund may invest up to
                                       15% of its total assets in securities for
                                       which  there  is  no  readily   available
                                       trading  market  or which  are  otherwise
                                       illiquid.   The  Fund  may  not  be  able
                                       readily to dispose of such  securities at
                                       prices  that  approximate  those at which
                                       the Fund  could sell such  securities  if
                                       they were more  widely  traded  and, as a
                                       result of such illiquidity,  the Fund may
                                       have to sell other  investments or engage
                                       in borrowing transactions if necessary to
                                       raise  cash to meet its  obligations.  In
                                       addition,  the  limited  liquidity  could
                                       affect   the   market    price   of   the
                                       securities, thereby adversely affecting the Fund's net asset value, and at times may make the disposition of securities impracticable.

                                       INFLATION  RISK.  Inflation  risk  is the
                                       risk that the purchasing  power of assets
                                       or income from  investments will be worth
                                       less in the future as inflation decreases
                                       the   value  of   money.   As   inflation
                                       increases,  the real  value of the Common
                                       Shares  and  distributions   thereon  can
                                       decline.

                                       PORTFOLIO  TURNOVER  RISK.  The Fund will
                                       buy  and  sell   securities  to  seek  to
                                       accomplish  its  investment   objectives.
                                       Portfolio   turnover  generally  involves
                                       expense to the Fund,  including brokerage
                                       commissions and other  transaction  costs
                                       on   the   sale   of    securities    and
                                       reinvestment  in  other  securities.  The
                                       Fund expects to maintain high turnover in
                                       index   call   options,   based   on  the
                                       Adviser's   intent  to  sell  index  call
                                       options   on  a  portion   of  its  stock
                                       portfolio  value and the  Fund's  initial
                                       expectation  to roll  forward its options
                                       positions   approximately  every  one  to
                                       three months. For its stock holdings, the
                                       Fund's annual portfolio  turnover rate is
                                       expected to exceed that of the indices on
                                       which the Fund writes call options due to
                                       turnover  in  connection  with the Fund's
                                       active   stock   selection,    tax   loss
                                       harvesting,  dividend  capture  and other
                                       strategies. On an overall basis, the Fund
                                       expects  that its  annual  turnover  rate
                                       will exceed  100%. A high  turnover  rate
                                       (100%  or  more)   necessarily   involves
                                       greater trading costs to the Fund.

                                       MARKET PRICE OF COMMON SHARES. The Fund's share price will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund's then current net asset value. The Fund cannot predict whether its shares will trade at a price at, above or below its net asset value. Shares of closed-end funds frequently trade at a discount to net asset value.

                                       FINANCIAL  LEVERAGE  RISK.  Although  the
                                       Fund has no current  intention  to do so,
                                       the Fund is  authorized  and reserves the
                                       flexibility to utilize  leverage  through
                                       the issuance of preferred  shares  and/or
                                       borrowings,  including  the  issuance  of
                                       debt  securities.  In the event  that the
                                       Fund  determines in the future to utilize
                                       investment  leverage,  there  can  be  no
                                       assurance that such a leveraging strategy
                                       will be  successful  during any period in
                                       which it is  employed.  Leverage  creates
                                       risks for Common Shareholders,  including
                                       the  likelihood of greater  volatility of
                                       net asset  value and market  price of the
                                       Common   Shares   and   the   risk   that
                                       fluctuations in distribution rates on any
                                       preferred   shares  or   fluctuations  in
                                       borrowing  costs may affect the return to
                                       Common  Shareholders.  To the  extent the
                                       returns derived from securities purchased
                                       with  proceeds   received  from  leverage
                                       exceeds the cost of leverage,  the Fund's
                                       distributions  may  be  greater  than  if
                                       leverage  had not been used.  Conversely,
                                       if  the  returns   from  the   securities
                                       purchased  with  such  proceeds  are  not
                                       sufficient to cover the cost of leverage,
                                       the amount  available for distribution to
                                       Common  Shareholders will be less than if
                                       leverage had not been used. In the latter
                                       case,  Eaton Vance, in its best judgment,
                                       may  nevertheless  determine  to maintain
                                       the Fund's leveraged position if it deems
                                       such action to be appropriate.  The costs
                                       of an offering of preferred shares and/or
                                       a  borrowing  program  would  be borne by
                                       Common   Shareholders   and  consequently
                                       would  result in a  reduction  of the net
                                       asset   value  of   Common   Shares.   In
                                       addition,  the fee  paid to  Eaton  Vance
                                       will be  calculated  on the  basis of the
                                       Fund's   average   daily  gross   assets,
                                       including  proceeds  from the issuance of
                                       preferred  shares and/or  borrowings,  so
                                       the fee will be higher  when  leverage is
                                       utilized,  which may create an  incentive
                                       for  the  Adviser  to  employ   financial
                                       leverage.  In  this  regard,  holders  of
                                       preferred   shares   do  not   bear   the
                                       investment  advisory fee. Rather,  Common
                                       Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

                                       MANAGEMENT  RISK.  The Fund is subject to
                                       management risk because it is an actively
                                       managed portfolio.  Eaton Vance,  Rampart
                                       and  the  individual  portfolio  managers
                                       invest  the  assets  of the  Fund as they
                                       deem   appropriate  in  implementing  the
                                       Fund's investment strategy.  Accordingly,
                                       the success of the Fund  depends upon the
                                       investment    skills    and    analytical
                                       abilities of Eaton Vance, Rampart and the
                                       individual  portfolio managers to develop
                                       and   actively    implement    investment
                                       strategies   that   achieve   the  Fund's
                                       investment   objectives.   There   is  no
                                       assurance  that Eaton Vance,  Rampart and
                                       the individual portfolio managers will be
                                       successful in developing and implementing
                                       the    Fund's    investment     strategy.
                                       Subjective decisions made by Eaton Vance,
                                       Rampart  and  the  individual   portfolio
                                       managers  may  cause  the  Fund to  incur
                                       losses or to miss profit opportunities on
                                       which    it    could    otherwise    have
                                       capitalized.

                                       MARKET  DISRUPTION.  The aftermath of the
                                       war in Iraq and the continuing occupation
                                       of Iraq,  instability  in the Middle East
                                       and  terrorist  attacks  in the U.S.  and
                                       around the world have  resulted in market
                                       volatility and may have long-term effects
                                       on  the  U.S.  and  worldwide   financial
                                       markets  and may cause  further  economic
                                       uncertainties  in the U.S. and worldwide.
                                       The  Fund  does  not  know  how  long the
                                       securities  markets  will  continue to be
                                       affected  by  these   events  and  cannot
                                       predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

                                       ANTI-TAKEOVER   PROVISIONS.   The  Fund's
                                       Agreement   and   Declaration   of  Trust
                                       includes  provisions that could limit the
                                       ability of other  persons or  entities to
                                       acquire  control of the Fund or to change
                                       the  composition  of  its  Board.   These
                                       provisions     may     deprive     Common
                                       Shareholders  of  opportunities  to  sell
                                       their Common Shares at a premium over the
                                       then  current  market price of the Common
                                       Shares.    See   "Risk    Factors"    and
                                       "Description  of  Capital   Structure  --
                                       Anti-Takeover Provisions in the Agreement and Declaration of Trust."

                            SUMMARY OF FUND EXPENSES

    The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. See "Management of the Fund."

SHAREHOLDER TRANSACTION EXPENSES
 Sales load paid by you (as a percentage of offering price) .....  [4.50%]
 Expenses borne by Common Shareholders ..........................  [0.20%](1)(2)
 Dividend reinvestment plan fees.................................  None(3)


                                                                PERCENTAGE OF
                                                                 NET ASSETS
                                                               ATTRIBUTABLE TO
                                                                COMMON SHARES
ANNUAL EXPENSES
 Management fees.................................................  [1.00%]
 Other expenses..................................................  [0.20%](4)
                                                                    ----
 Total annual expenses...........................................  [1.20%]
                                                                    =====

    The Other expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 12,500,000 Common Shares. If the Fund issues fewer Common Shares, these expenses generally would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

EXAMPLE

    The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45 and estimated offering expenses of this offering of $2), assuming (i) total annual expenses of 1.20% of net assets attributable to Common Shares and (ii) a 5% annual return*:

1 YEAR              3 YEARS              5 YEARS             10 YEARS
------              -------              -------             --------
[$59]                [$83]                [$110]              [$186]

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

    * The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

    (1) EATON VANCE OR AN AFFILIATE HAS AGREED TO REIMBURSE ALL ORGANIZATIONAL COSTS AND PAY ALL OFFERING COSTS (OTHER THAN SALES LOADS) THAT EXCEED $0.04 PER COMMON SHARE (0.20% OF THE OFFERING PRICE).

    (2) EATON VANCE HAS AGREED TO PAY FROM ITS OWN ASSETS A STRUCTURING FEE TO EACH OF [ ], [ ] AND [ ], AND ADDITIONAL COMPENSATION TO [ ]. EATON VANCE MAY PAY CERTAIN QUALIFYING UNDERWRITERS A MARKETING AND STRUCTURING FEE, ADDITIONAL COMPENSATION, OR A SALES INCENTIVE FEE IN CONNECTION WITH THE OFFERING. SEE "UNDERWRITING."

    (3) YOU WILL BE CHARGED A $5.00 SERVICE CHARGE AND PAY BROKERAGE CHARGES IF YOU DIRECT THE PLAN AGENT TO SELL YOUR COMMON SHARES HELD IN A DIVIDEND REINVESTMENT ACCOUNT.

    (4)   ESTIMATED EXPENSES BASED ON THE CURRENT FISCAL YEAR.

                                    THE FUND

    Eaton Vance Tax-Managed International Diversified Equity Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Investment Company Act"). The Fund was organized as a Massachusetts business trust on March 2, 2007 pursuant to a Declaration of Trust governed by the laws of The Commonwealth of Massachusetts and has no operating history. The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

    This Prospectus relates to the initial public offering of the Fund's Common Shares of beneficial interest, $0.01 par value (the "Common Shares"). See "Underwriting."

                                USE OF PROCEEDS

    The net proceeds of this offering of Common Shares will be approximately $ (or $ assuming exercise of the Underwriters' over-allotment option in full), which, after payment of the estimated offering expenses, will be invested in accordance with the Fund's investment objectives and policies as soon as practicable, but, in no event, assuming normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities, cash and/or cash equivalents. Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES

    The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. There can be no assurance that the Fund will achieve its investment objectives.

    Under normal market conditions, the Fund's investment program will consist primarily of owning a diversified portfolio of common stocks of non-U.S. companies. The Fund will seek to earn high levels of tax-advantaged income and gains by (1) emphasizing investments in stocks that pay dividends that qualify for favorable federal income tax treatment and (2) writing (selling) stock index call options with respect to a portion of its common stock portfolio value. Call options on broad-based stock indices generally qualify for treatment as "section 1256 contracts" as defined in the Internal Revenue Code of 1986, as amended (the "Code"), on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period. The Fund may also write call index options that do not qualify for treatment as "section 1256" contracts" on which realized capital gains and losses are generally treated as short-term.

PRIMARY INVESTMENT POLICIES

    GENERAL COMPOSITION OF THE FUND. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks of non-U.S. companies, including (1) dividend-paying stocks and (2) stocks the value of which is subject to covered written index call options. The Fund will emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains, and will seek to enhance the level of tax-advantaged dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given time period than if it held a single stock. By complying with applicable holding period and other requirements while engaging in dividend capture trading, the Fund may enhance the level of tax-advantaged dividend income it receives. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

    The Fund's investments in non-U.S companies may include securities evidenced by American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The Fund may invest up to 25% of its total assets in securities of emerging market issuers. The Fund expects that its assets will normally be invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry. The Fund may invest a portion of its assets in stocks of mid-capitalization companies. Eaton Vance generally considers mid-capitalization companies to be those companies having market capitalizations within the range of capitalizations for the S&P MidCap 400 Index (the "S&P MidCap 400"). As of January 31, 2007, the median market capitalization of companies in the S&P MidCap 400 was approximately $2.57 billion.

    The Fund intends to write call options on broad-based domestic, foreign country and/or regional stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are written) and that present attractive opportunities to earn options premiums. The Fund intends initially to write call options on the Financial Times-Stock Exchange (FTSE) Eurotop 100 Index ("Eurotop 100") and may also write call options on other broad-based stock indices. Over time, the indices on which the Fund writes call options may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Adviser's evaluation of equity market conditions and other factors. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund's stock holdings will normally include stocks not included in the indices on which it writes call options.

    The Fund generally intends to sell stock index call options that are exchange-listed and "European style," meaning that the options may be exercised only on the expiration date of the option. To implement its options program most effectively, the Fund may also sell index options that trade in the over-the-counter ("OTC") markets. Index options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

    As the seller of index call options, the Fund will receive cash (the premiums) from option purchasers. The purchaser of an index call option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). Generally, the Fund intends to sell call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the applicable index when the option is sold). The Fund may also sell index options that are more substantially "out-of-the-money." Such options that are more substantially "out-of-the-money" provide greater potential for the Fund to realize capital appreciation, but generally would pay a lower premium than options that are slightly "out-of-the-money." In writing index options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, an index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

    The Fund expects to maintain high turnover in index call options, based on the Adviser's intent to sell index call options on a portion of its stock portfolio value and the Fund's initial expectation to roll forward its options positions approximately every one to three months. For its stock holdings, the Fund's annual portfolio turnover rate is expected to exceed that of the indices on which the Fund writes call options due to turnover in connection with the Fund's active stock selection, tax loss harvesting, dividend capture and other strategies. On an overall basis, the Fund expects that its annual turnover rate will exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

     The Fund's policy that, under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks of non-U.S. companies, including (1) dividend-paying stocks and (2) stocks the value of which is subject to covered written index call options is a non-fundamental policy that may be changed by the Fund's Board of Trustees (the "Board") without Common Shareholder approval following the provision of 60 days' prior written notice to Common Shareholders.

    In implementing the Fund's investment strategy, the Adviser and Sub-Adviser intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by shareholders in connection with their investment in the Fund as described below.

    The Eurotop 100 is a broad-market index that measures the collective performance of the most actively traded stocks on Europe's major stock exchanges and is designed to be representative of the European stock market as a whole.

    The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

    THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, THE COMMON SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES IN THE FUND'S OPTIONS WRITING PROGRAM. IN PUBLISHING THE INDICES, THE INDEX SPONSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         INVESTMENT STRATEGY. Eaton Vance will be responsible for the Fund's overall investment program, structuring and managing the Fund's common stock portfolio, including dividend capture trading, tax-loss harvesting and other tax-management techniques, providing consultation to the Sub-Adviser and supervising the performance of the Sub-Adviser. The Fund's investments will be actively managed, and securities may be bought or sold on a daily basis. Rampart will be responsible for providing advice on and execution of the Fund's options strategy.

         A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments, including decisions about asset allocation and securities selection. The portfolio managers utilize information provided by, and the expertise of, the Adviser's research staff in making investment decisions. Investment decisions are made primarily on the basis of fundamental research, which involves consideration of the various company-specific and general business, economic and market factors that may influence the future performance of individual companies and equity investments therein. The Adviser will also consider a variety of other factors in constructing and maintaining the Fund's stock portfolio, including, but not limited to, stock dividend yields and payment schedules, overlap between the Fund's stock holdings and the indices on which it has outstanding options positions, realization of tax loss harvesting opportunities and other tax management considerations.

    The Adviser believes that a strategy of owning a portfolio of common stocks and selling covered call options (a "buy-write strategy") with respect to a portion thereof can provide current income and gains and attractive risk-adjusted returns. The Fund will sell only "covered" call options. An index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the index. An index call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board). Compared to selling call options on individual stocks, the Adviser believes that selling index call options can generally achieve better tax and transactional efficiency because listed options on broad-based securities indices generally qualify as "section 1256 contracts" under the Code subject to specialized tax treatment and because the markets for index options are generally deeper and more liquid than options on individual stocks. Index options that do not qualify as "section 1256 contracts" are subject to substantially the same treatment as options on individual stocks. Although the Fund generally and initially expects to write stock index call options with respect to only a portion of its common stock portfolio value, the Fund may in market circumstances deemed appropriate by the Adviser write covered index call options on up to 100% of the value of its assets.

    Eaton Vance further believes that a strategy of owning a portfolio of common stocks in conjunction with writing index call options with respect to a portion thereof should generally provide returns that are superior to owning the same stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Adviser's opinion, only in more strongly rising equity markets would the buy-write strategy generally be expected to underperform the stock-only portfolio. For these purposes, the Adviser considers more strongly rising equity market conditions to exist whenever the current annual rate of return for United States and international common stocks exceeds the long-term historical average of stock market returns. The Adviser considers moderately rising equity market conditions to exist whenever current annual returns on United States and international common stocks are positive, but do not exceed the long-term historical average of stock market returns.

    To avoid being subject to the "straddle rules" under federal income tax law, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. Under the "straddle rules," "offsetting positions with respect to personal property" generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles because its stock holdings will be sufficiently dissimilar from the components of each index on which it has open call options positions under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle.

    The Fund's index option strategy is designed to produce current cash flow from option premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature, and is not designed to speculate on equity market performance. The Adviser believes that the Fund's index option strategy will moderate the volatility of the Fund's returns because the option premiums received will help to mitigate the impact of downward price movements in the stocks held by the Fund, while the Fund's obligations under index calls written will constrain the Fund's ability to participate in upward price movements in portfolio stocks. The Adviser initially expects to follow a primary options strategy of selling index call options with a remaining maturity of between approximately one and three months and maintaining its short call options positions until approximately their expiration date, at which time replacement call option positions with a remaining maturity within this range are written.

    The Fund expects normally to sell index call options on a portion of its common stock portfolio value. The Adviser does not intend to sell index call options representing amounts greater than the value of the Fund's common stock portfolio (I.E., take a "naked" position). The Adviser generally intends to sell index call options that are exchange-listed and "European style," meaning that the options may only be exercised on the expiration date of the option. Exchange-traded index options are typically settled in cash and provide that the holder of the option has the right to receive an amount of cash determined by the excess of the exercise-settlement value of the index over the exercise price of the option. The exercise-settlement value is calculated based on opening sales prices of the component index stocks on the option valuation date, which is the last business day before the expiration date. Generally, the Adviser intends to sell index call options that are slightly "out-of-the-money," meaning that option exercise prices generally will be slightly above the current level of the index at the time the options are written. The Fund may also sell index options that are more substantially "out-of-the-money." Such options that are more substantially "out-of-the-money" provide greater potential for the Fund to realize capital appreciation on its portfolio stocks but generally would pay a lower premium than options that are slightly "out-of-the-money." The Adviser expects initially to follow a primary options strategy of selling index call options with a remaining maturity of between approximately one and three months and maintaining its short call options positions until approximately their option valuation date, at which time replacement call option positions with a remaining maturity within this range are written.

    The foregoing policies relating to investments in common stocks and options writing are the Fund's primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. In addition to writing index call options, the Fund may write call options on up to 20% of the value of its total assets on futures contracts based upon broad-based securities indices. The Fund's use of such options on index futures would be substantially similar to its use of options directly on indices. The Fund may also invest up to 20% of the value of its total assets in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, market indices and/or currencies consistent with its investment objectives and policies), provided that the Fund may engage in such transactions to hedge up to all of its foreign currency risk, and provided further that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities.

    TAX-MANAGED INVESTING. Taxes are a major influence on the net after-tax returns that investors receive on their taxable investments. There are five potential sources of returns for a Common Shareholder: (1) appreciation or depreciation in the value of the Common Shares; (2) distributions of qualified dividend income; (3) distributions of other investment income and net short-term capital gains; (4) distributions of long-term capital gains (and long-term capital gains retained by the Fund); and (5) distributions of return of capital. These different sources of investment returns are subject to widely varying federal income tax treatment. Distributions of other investment income (i.e., non-qualified dividend income) and net realized short-term gains are taxed currently as ordinary income, at rates as high as 35%. Distributions of qualified dividend income and net realized long-term gains (whether distributed or retained by the Fund) are taxed currently at rates up to 15% for individuals and other non-corporate taxpayers (provided in the case of qualified dividend income that certain holding period and other requirements are met). Generally, return from unrealized appreciation and depreciation in the value of Common Shares and distributions characterized as return of capital are not taxable until the Common Shareholder sells his or her Common Shares. Upon sale, a capital gain or loss equal to the difference between the amount realized on the sale and the Common Shareholder's adjusted tax basis is realized. Capital gain is considered long-term and is taxed at rates up to 15% for individuals and other non-corporate taxpayers if the Common Shareholder has held his or her shares more than one year. Otherwise, capital gain is considered short-term and is taxed at rates up to 35%. The after-tax returns achieved by a Common Shareholder will be substantially influenced by the mix of different types of returns subject to varying federal income tax treatment.

    In implementing the Fund's investment strategy, the Adviser intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. These include: (1) investing in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains and complying with the holding period and other requirements for favorable tax treatment; (2) selling index call options that qualify  for  treatment  as  "section  1256  contracts"  under the Code on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (3) limiting the overlap between the Fund's stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis so that the Fund's stock holdings and index call options are not subject to the "straddle rules;" (4) engaging in a systematic program of tax-loss harvesting in the
Fund's stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (5) managing the sale of appreciated stock positions so as to minimize the Fund's net realized short-term capital gains in excess of net realized long-term capital losses. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis.

    The Fund intends to emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. Under federal income tax law enacted in 2003, the qualified dividend income of individuals and other non-corporate taxpayers is taxed at long-term capital gain tax rates if certain holding period and other requirements are met. Qualified dividends are dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Common Shareholders. For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold stock paying qualified dividends for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Common Shareholder's investment in the Fund. In order for qualified dividend income paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income are effective through 2010. Thereafter, qualified dividend income will be subject to tax at ordinary income rates unless further legislative action is taken. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

    The Fund will seek to enhance the level of tax-advantaged dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given time period than if it held a single stock. In order for dividends received by the Fund to qualify for favorable tax treatment, the Fund must comply with the holding period and other requirements set forth in the preceding paragraph. By complying with applicable holding period and other requirements while engaging in dividend capture trading, the Fund may be able to enhance the level of tax-advantaged dividend income it receives because it will receive more dividend payments qualifying for favorable treatment during the same time period than if it simply held its portfolio stocks. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

    Options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission (the "SEC") or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as "section 1256 contracts" under the Code. Options on broad-based equity indices that trade on other exchanges, boards of trade or markets designated by the United States Secretary of Treasury also qualify for treatment as "section 1256 contracts" under the Code. Because only a small number of exchanges, boards and markets outside the United States have to date received the necessary designation, most foreign-traded stock index options do not currently qualify for treatment as "section 1256 contracts" under the Code. Options written on the Eurotop 100 will qualify for treatment as "section 1256 contracts" because such options are based upon a broad-based index and are traded on the America Stock Exchange. OTC options do not qualify for treatment as "section 1256 contracts." In writing options on indices based upon foreign stocks, the Fund will seek to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts" under the Code. Options on foreign indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts" under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States or in OTC markets. To implement its options program most effectively, the Fund may sell index options that do not qualify as "section 1256 contracts" under the Code, including OTC options. Gain or loss on index options not qualifying as "section 1256 contracts" under the Code would be realized upon disposition, lapse or settlement of the positions, and would generally be treated as short-term gain or loss.

    To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, and forward sales of stocks). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without currently realizing substantial capital gains under current federal tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged qualified dividend income). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. As indicated above, in addition to writing index call options, the Fund may also invest up to 20% of the value of its total assets in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, market indices and/or currencies consistent with its investment objectives and policies), provided that the Fund may engage in such transactions to hedge up to all of its foreign currency risk, and provided further that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments.

    COMMON STOCKS. Under normal market conditions, the Fund's investment program will consist primarily of owning a diversified portfolio of common stocks. Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation's board of directors. Common stock normally occupies the most subordinated position in an issuer's capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

    Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

    FOREIGN SECURITIES. Under normal market conditions, the Fund will invest at least 80% of its total assets in securities of non-U.S. companies. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Dividends received with respect to stock of a foreign corporation may qualify for the reduced rates of federal income taxation applicable to qualified dividend income only if such corporation satisfies the requirements to be a "qualified foreign corporation."

    Because foreign companies may not be subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less or less reliable publicly available information about a foreign company than about a domestic company. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

    The Fund may invest in ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass through voting or other shareholder rights, and may be less liquid than sponsored receipts.

    EMERGING MARKETS. The Fund may invest up to 25% of its total assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries, and enforcement of existing regulations may be limited. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

    INDEX OPTIONS GENERALLY. The Fund will pursue its objectives in part by writing (selling) stock index call options with respect to a portion of its common stock portfolio value. The Fund generally intends to sell index options that are exchange-listed and "European style," meaning that the options may be exercised only on the expiration date of the option. Index options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

    United States listed options contracts are originated and standardized by the Options Clearing Corporation (the "OCC"). Currently, United States listed index options are available on approximately 144 indexes, with new listings added periodically. In the United States, the Fund generally intends to sell index call options that are issued, guaranteed and cleared by the OCC. The Fund may also sell index call options in the United States and outside the United States that are not issued, guaranteed or cleared by the OCC, including OTC options. The Adviser believes that there exists sufficient liquidity in the index options markets to fulfill the Fund's requirements to implement its strategy.

    To implement its options program most effectively, the Fund may sell index options that trade in OTC markets. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as members of "exchange based" markets. By engaging in index option transactions in these markets, the Fund may take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate a settlement, may increase the potential for losses to the Fund.

    SELLING INDEX CALL OPTIONS. The Fund's index option strategy is designed to produce current cash flow from options premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature, and is not designed to speculate on equity market performance.

    As the seller of index call options, the Fund will receive cash (the premium) from the purchasers thereof. The purchaser of an index option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). Generally, the Fund intends to sell index call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the applicable index when the option is sold). The

Fund may also sell index options that are more substantially "out-of-the-money." Such options that are more substantially "out-of-the-money" provide greater potential for the Fund to realize capital appreciation on its portfolio stocks but generally would pay a lower premium than options that are slightly "out-of-the-money." When it writes index call options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, an index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

    Prior to expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution to Common Shareholders by the Fund. The reduction in net option premiums due to a rise in stock prices should generally be offset, at least in part, by appreciation in the value of common stocks held and by the opportunity to realize higher premium income from selling new index options at higher exercise prices.

    In certain extraordinary market circumstances, to limit the risk of loss on the Fund's index option strategy, the Fund may enter into "spread" transactions by purchasing index call options with higher exercise prices than those of index call options written. The Fund will only engage in such transactions when Eaton Vance and Rampart believe that certain extraordinary events temporarily have depressed equity prices and substantial short-term appreciation of such prices is expected. By engaging in spread transactions in such circumstances the Fund will reduce the limitation imposed on its ability to participate in such recovering equity markets that exist if the Fund only writes index call options. The premiums paid to purchase such call options are expected to be lower than the premiums earned from the call options written at lower exercise prices. However, the payment of these premiums will reduce amounts available for distribution from the Fund's option activity.

    The Fund will sell only "covered" call options. An index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the index. An index call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board).

    If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option written by the Fund is exercised, the Fund realizes on the expiration date a capital gain if the cash payment made by the Fund upon exercise is less than the premium received from writing the option and a capital loss if the cash payment made is more than the premium received. If a written option is repurchased, the Fund realizes upon the closing purchase transaction a capital gain if the cost of repurchasing the option is less than the premium received from writing the option and a capital loss if the cost of repurchasing the option is more than the premium received.

    For written index options that qualify as "section 1256 contracts," the Fund's gains and losses thereon generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of holding period. In addition, the Fund generally will be required to "mark to market" (I.E., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes) and to adjust the amount of gain or loss subsequently realized to reflect the marking to market. Gain or loss on index options not qualifying as "section 1256 contracts" under the Code would be realized upon disposition, lapse or exercise of the positions and would be treated as short-term gain or loss. Certain foreign indices on which the Fund will sell call options may not qualify for treatment as "section 1256 contracts."

    The principal factors affecting the market value of an option contract include supply and demand in the options market, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the actual or perceived volatility associated with the underlying index, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an initially equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board of the Fund.

    The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing and exercise transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to option premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options over short periods of time or concurrently. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors.

    There are three items needed to identify a particular index option contract:
(1) the expiration month, (2) the exercise (or strike) price and (3) the type (i.e., call or put). For example, a January 2005 1200 strike S&P 500 call option provides the option holder the right to receive $100 multiplied by the positive difference between the January option exercise-settlement value of the S&P 500 (determine on January 20, 2005 based on opening sales prices of the component index stocks on that date) and 1200. A call option whose exercise price is above the current price of the underlying index is called "out-of-the-money" and a call option whose exercise price is below the current price of the underlying index is called "in-the-money."

    The following is a conceptual example of the returns that may be achieved from a buy-write investment strategy that consists of holding a portfolio of stocks whose performance matches the S&P 500 and selling S&P 500 call options on the full value of the stock position. This example is not meant to represent the performance of actual option contracts or the Fund. In particular, it should be noted that the example is based upon writing call options on a single index while holding a portfolio of securities precisely matching the index. In implementing its options strategy, the Fund may write options on a number of different representative indices, will not hold stocks precisely matching these indices, and generally intends to write options on only a portion of the value of its portfolio of common stocks. In addition, the example does not account for the cost of options transactions, which would lower returns.

    Assume that a holder of a portfolio of common stocks writes (sells) January 2005 1200 strike S&P 500 call options on December 17, 2004 when the S&P 500 is at 1198.63. When written, the options are 1.37 points (0.11%) "out of the money." The options writer receives $14.41 (1.20%) per option written. Assume that the portfolio of stocks held by the options writer matches the performance of the S&P 500 over the period until the January exercise-settlement value of the S&P 500 is determined on January 20, 2005.

    In the example, the return over the period until option expiration earned by the holder of a portfolio of stocks whose performance matches the S&P 500 and who writes S&P 500 index call options on the full value of the portfolio position and maintains the options position until expiration will be as follows:
(1) if the S&P 500 declines 1.20%, the option will expire worthless and the holder will have a net return of zero (option premium offsets loss in stock portfolio); (2) if the S&P 500 is flat, the option will again expire worthless and the holder will have a net return of 1.20% (option premium plus no gain or loss on portfolio); (3) if the S&P 500 rises 0.11%, the option will again expire with no value and the holder will have a net return of 1.31% (option premium plus 0.11% portfolio return); and (4) if the index rises more than 0.11%, the exercise of the option would limit portfolio gain to 0.11% and total net return to 1.31%. If the index value at exercise exceeds the exercise price, returns over the period from the position are capped at 1.31%. On an annualized basis in this example, before accounting for the costs of the options transactions, option premiums increase returns by approximately 12.9% in down, flat and moderately up markets; annualized returns in this example for the buy-write strategy, before accounting for the costs of the options transactions, are capped at approximately 14.1% in a strong up market.

    As demonstrated in the example, writing index call options can lower the variability of potential return outcomes and can enhance returns in three of four market performance scenarios (down, flat or moderately up). Only when the level of the index at option expiration exceeds the sum of the premium received and the option exercise price would the buy-write strategy be expected to provide lower returns than the stock portfolio-only alternative. The amount of downside protection afforded by the buy-write strategy in declining market scenarios is limited, however, to the amount of option premium received. If an index declines by an amount greater than the option premium, a buy-write strategy consisting of owning all of the stocks in the index and writing index options on the value thereof would generate an investment loss. The Fund's returns from implementing a buy-write strategy using index options will also be substantially affected by the performance of the Fund's stock portfolio versus the indices on which it writes call options and by the percentage of portfolio value on which options are written. The returns on the Fund's portfolio are unlikely to be the same as the returns on the indices on which it writes options.

ADDITIONAL INVESTMENT PRACTICES

    In addition to its primary investment strategies as described above, the Fund may engage in the following investment practices.

    TEMPORARY INVESTMENTS. During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term United States government obligations. In moving to a substantial temporary investments position and in transitioning from such a position back into conformity with the Fund's normal investment policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. The transition to and from a substantial temporary investments position may also result in the Fund having to sell common stocks and/or close out options positions and then later purchase common stocks and open new options positions in circumstances that might not

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otherwise be optimal. The Fund's investment in such temporary  investments under unusual market circumstances may not be in furtherance of the Fund's investment objectives.

    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the transacted securities are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. The Fund does not intend to enter into forward commitment or when-issued transactions for the purpose of investment leverage.

    ILLIQUID SECURITIES. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

    It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision by the Fund to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

    FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund may (but is not required
to) engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when the Adviser deems appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the rate currently prevailing in the foreign currency exchange market, or through entering into derivative currency transactions. Currency futures contracts are exchange-traded instruments similar in structure to futures contracts on stocks and stock indices, but change in value to reflect the movements of a currency or basket of currencies rather than a stock or stock index. Settlement is made in a designated currency.

    Forward foreign currency exchange contracts are individually negotiated and privately traded contracts between currency traders and their customers. Such contracts may be used by the Fund when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gains earned on any of the Fund's foreign currency transactions generally will be treated as fully taxable income (i.e. income other than tax-advantaged dividends).

    Currency   transactions   are  dependent   upon  the   creditworthiness   of
counterparties and subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are generally no daily price fluctuation limits. There may be no liquid secondary market to close out positions entered into until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.

    OTHER DERIVATIVE INSTRUMENTS. In addition to the intended strategy of selling index call options, the Fund may also invest up to 20% of the value of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, market indices and/or currencies consistent with its investment objectives and policies), provided that the Fund may engage in such transactions to hedge up to all of its foreign currency risk, and provided further that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative contracts based on equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are not currently available. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments.

    SWAPS. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional amount," i.e., the designated referenced amount of exposure to the underlying instruments. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the total return performance of the Fund would be unfavorably affected.

    TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other designated underlying asset(s).

    INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (E.G., an exchange of fixed rate payments for floating rate payments).

    FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading
Commission. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a "section 1256 contract" under the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

    SHORT SALES. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

    Short sales against-the-box can be a tax-efficient alternative to the sale of an appreciated securities position. The ability to use short sales against-the-box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund's taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

    SECURITIES LENDING. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected return, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis.

    BORROWINGS. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although it does not currently intend to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes or to meet temporary cash needs.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Income realized on reverse repurchase agreements is taxable as ordinary income.

    When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. There is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value and the market price of Common Shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage and may be subject to leverage risks. Such agreements will be treated as subject to investment restrictions as mentioned above under "Borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's cash available for distribution.

    PORTFOLIO TURNOVER. The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. The Fund expects to maintain high turnover in index call options, based on the Adviser's intent to sell index call options on a portion of its stock portfolio value and the Fund's initial expectation to roll forward its options positions approximately every one to three months. For its stock holdings, the Fund's annual portfolio turnover rate is expected to exceed that of the indices on which the Fund writes call options due to turnover in connection with the Fund's active stock selection, tax loss harvesting, dividend capture and other strategies. On an overall basis, the Fund expects that its annual turnover rate will exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

RISK CONSIDERATIONS

    NO OPERATING HISTORY. The Fund is a newly organized, diversified, closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

    INVESTMENT AND MARKET RISK. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Because  the Fund  normally  intends  to sell  stock  index call options on a portion of its common stock portfolio value, the Fund's appreciation potential from equity market performance will be more limited than if the Fund did not engage in selling stock index call options. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

    ISSUER RISK. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

    EQUITY RISK. Under normal market conditions, the Fund's investment program will consist primarily of owning a diversified portfolio of common stocks of non-U.S. companies. Therefore, a principal risk of investing in the Fund is equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other possible reasons, the issuer of the security experiences a decline in its financial condition. Common stocks in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

    RISKS OF INVESTING IN MID-CAP COMPANIES. The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or "mid-cap." Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

    RISKS OF SELLING INDEX CALL OPTIONS. Under normal market conditions, a portion of the Fund's common stock portfolio value will be subject to written index call options. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by writing options on broad-based domestic, foreign country and/or regional stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are written). However, the Fund does not intend to acquire and hold a portfolio of exactly the same stocks as the indices on which it writes call options. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund's stock holdings will normally include stocks not included in the indices on which it writes call options. Consequently, the Fund bears the risk that the performance of the Fund's stock portfolio will vary from the performance of the indices on which it writes call options. For example, with respect to the portion of its stock portfolio against which S&P 500 index call options have been written, the Fund will suffer a loss if the S&P 500 appreciates above the exercise price of the options written while the associated securities held by the Fund fail to appreciate as much or decline in value over the life of the written option. Index options written by the Fund will be priced on a daily basis. Their value will be affected primarily by changes in the price and dividend rates of the underlying common stocks in such index, changes in actual or perceived volatility of such index and the remaining time to the options' expiration. The trading price of index call options will also be affected by liquidity considerations and the balance of purchase and sale orders.

    A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of index call options, the Fund will forgo, during the option's life, the opportunity to profit from increases in the value of the applicable index above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the applicable index decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

    To the extent that the Fund writes options on indices based upon foreign stocks, the Fund will seek to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts." Options on foreign indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts" under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States or in OTC markets. To implement its options program most effectively, the Fund may sell index options that do not qualify as "section 1256 contracts," including OTC markets. Gain or loss on index options not qualifying as "section 1256 contracts" under the Code would be realized upon disposition, lapse or settlement of the positions and would be treated as short-term gain or loss.

    The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a call option by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out a call option position by buying the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. Index call options are marked to market daily and their value is affected by changes in the value and dividend rates of the securities represented in the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options' expiration, as well as trading conditions in the options market.

    To implement its options program most effectively, the Fund may sell index options that trade in OTC markets. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as members of "exchange based" markets. By engaging in index option transactions in these markets, the Fund may take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate a settlement, may increase the potential for losses to the Fund.

    TAX RISK. Reference is made to "Federal Income Tax Matters" for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund's distributions may change over time due to changes in the Fund's mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. The provisions of the Code applicable to qualified dividend income are set to expire at the close of 2010. Thereafter, the Fund's distributions to Common Shareholders of qualified dividend income will be subject to tax at the higher rates that apply to ordinary income unless further legislative action is taken. There can be no assurances that after 2010 such qualified dividends will be available to the Fund and its Common Shareholders. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income beginning in 2011 unless further legislative action is taken. Distributions paid on the Common Shares may be characterized variously as non-qualified dividends (taxable at ordinary income rates), qualified dividends (generally taxable at long-term capital gains rates), capital gains dividends (taxable at long-term capital gains rates) or return of capital (generally not currently taxable). The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax free to the amount of the Common Shareholder's current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares. If positions held by the Fund were treated as "straddles" for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gain or loss on positions in a straddle are subject to special (and generally disadvantageous) rules as described under "Federal Income Tax Matters."

    DISTRIBUTION RISK. The quarterly distributions Common Shareholders will receive from the Fund will be sourced from the Fund's dividends and interest income after payment of Fund expenses, net option premiums, and net realized and unrealized gains on stock investments. The Fund's cash available for distribution may vary widely over the short- and long-term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. The Fund's dividend income will be substantially influenced by the activity level and success of its dividend capture trading program. If stock market volatility and/or stock prices decline, the level of premiums from writing index call options and the amounts available for distribution from the Fund's options activity will likely decrease as well. Payments to close written call options will reduce amounts available for distribution from call option premiums received. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the United States stock market and the particular stocks held. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

    FOREIGN SECURITY RISK. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks of non-U.S. companies. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad (such as foreign brokerage costs, custodial expenses and other fees) are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation of assets, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations or repatriating capital invested in foreign countries. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on United States exchanges or in the United States over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments held by the Fund and the accrued income and appreciation or depreciation of the investments in United States dollars. Changes in foreign currency exchange rates relative to the United States dollar will affect the United States dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. Foreign securities may not be eligible for the reduced rate of taxation applicable to qualified dividend income.

    Because foreign companies may not be subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies, there may be less publicly available information about a foreign company than about a domestic company. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions for, or loss of certificates of, portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.

    EMERGING MARKET SECURITY RISK. The Fund may invest up to 25% of its total assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

    In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

    CURRENCY RISK. Since the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

    The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Adverse movements in hedged currencies may result in poorer overall performance for the Fund than if it had not entered into such contracts.

    INTEREST RATE RISK. The premiums from writing index call options and amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

    DERIVATIVES RISK. In addition to writing index call options, the risks of which are described above, the Fund may also invest up to 20% of the value of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, market indices and/or currencies consistent with its investment objectives and policies), provided that the Fund may engage in such transactions to hedge up to all of its foreign currency risk, and provided further that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Fund's performance. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Funds' performance.

    LIQUIDITY RISK. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value, and at times may make the disposition of securities impracticable.

    INFLATION RISK. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

    PORTFOLIO TURNOVER RISK. The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. The Fund expects to maintain high turnover in index call options, based on the Adviser's intent to sell index call options on a portion of its stock portfolio value and the Fund's initial expectation to roll forward its options positions approximately every one to three months. For its stock holdings, the Fund's annual portfolio turnover rate is expected to exceed that of the indices on which the Fund writes call options due to turnover in connection with the Fund's active stock selection, tax loss harvesting, dividend capture and other strategies. On an overall basis, the Fund expects that its annual turnover rate will exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

    MARKET PRICE OF COMMON SHARES. The Fund's share price will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund's then current net asset value. The Fund cannot predict whether its shares will trade at a price at, above or below its net asset value. Shares of closed-end funds frequently trade at a discount to net asset value.

    FINANCIAL LEVERAGE RISK. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

    MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance, Rampart and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance, Rampart and the individual portfolio managers to develop and actively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance, Rampart and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by Eaton Vance, Rampart and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

    MARKET DISRUPTION. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

    ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Description of Capital Structure -- Anti-Takeover Provisions in the Agreement and Declaration of Trust."

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

    The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below) and the Sub-Adviser under the Sub-Advisory Agreement (as defined below), is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

    Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment funds since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment funds and various individual and institutional clients with combined assets under management of approximately $133.1 billion as of December 31, 2006, including approximately $83.7 billion in equity assets. Eaton Vance is a direct, wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

    Under the general supervision of the Fund's Board, Eaton Vance will be responsible for the Fund's overall investment program, structuring and managing the Fund's common stock portfolio, including dividend capture trading, tax-loss harvesting and other tax-management techniques, providing consultation to the Sub-Adviser and supervising the performance of the Sub-Adviser. As described below under the caption "The Sub-Adviser," Rampart will be responsible for providing advice on and execution of the Fund's options strategy. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of [ ]% of the average daily gross assets of the Fund. For purposes of the Advisory Agreement and the Sub-Advisory Agreement, gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. During any future periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

    Walter A. Row and Michael A. Allison are the Fund's portfolio managers and together are responsible for managing the Fund's overall investment program, structuring and managing the Fund's common stock portfolio, providing consultation to the Sub-Adviser and supervising the performance of the Sub-Adviser. Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of Eaton Vance's responsibilities with respect to the Fund's investment portfolio.

    Mr. Row is Vice President and Director of Equity Research at Eaton Vance. He is a member of Eaton Vance's Equity Strategy Committee and co-manager of six other Eaton Vance registered closed-end funds. He has been a member of Eaton's Vance's equity investment team since 1996, and has 26 years of investment experience.

    Mr. Allison is a Vice President of Eaton Vance and co-manager of another Eaton Vance registered closed-end fund and a privately offered equity fund sponsored by Eaton Vance. He has been a member of Eaton Vance's equity investment team since 2000, and has 19 years of investment experience.

THE SUB-ADVISER

    Eaton Vance has engaged Rampart to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund's options strategy. Rampart's principal office is located at One International Place, Boston, Massachusetts 02110. Founded in 1983, Rampart provides customized options program management utilizing listed equity and index options to a spectrum of institutional, high net worth and investment company clients. Rampart managed approximately $7.5 billion in assets as of December 31, 2006.

    Ronald M. Egalka is the portfolio manager at Rampart responsible for the development and implementation of the options strategy utilized in managing the Fund.

    Mr. Egalka is President and CEO of Rampart. He is also President of Rampart Securities, Inc., an affiliate of Rampart and a NASD member broker/dealer. Mr. Egalka oversees the development and implementation of options investment strategies employed by Rampart clients. Mr. Egalka is co-manager of six other Eaton Vance registered closed-end funds.

    Under the terms of the Sub-Advisory Agreement (the "Sub-Advisory Agreement") between Eaton Vance and Rampart, Eaton Vance (and not the Fund) will pay Rampart a fee at an annual rate equal to [ ]% of the value of the Fund's average daily gross assets that is subject to written call options. Pursuant to the terms of the Advisory Agreement, Eaton Vance, upon approval by the Board, may terminate the Sub-Advisory Agreement and Eaton Vance may assume full responsibility for the services provided by Rampart without the need for approval by shareholders of the Fund.

    The Fund, the Adviser and the Sub-Adviser have adopted codes of ethics relating to personal securities transactions (the "Codes of Ethics"). The Codes of Ethics permit Adviser and Sub-Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

    The Fund's shareholder reports will contain information regarding the basis for the Trustees' approval of the Fund's Advisory and Sub-Advisory Agreements.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

    The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

THE ADMINISTRATOR

    Eaton Vance serves as administrator of the Fund. Under an Administration Agreement with the Fund (the "Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Board and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business. Eaton Vance currently receives no compensation for providing administrative services to the Fund. In addition to the management fee, the Fund pays all costs and expenses of its operation, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing Fund documents and reports to governmental agencies, and taxes and filing or other fees, if any.

                                  DISTRIBUTIONS

    Commencing with the Fund's first distribution, the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund's distribution rate may be adjusted from time to time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 75 days and paid approximately 90 to 120 days after the completion of this offering, depending on market conditions. Distributions are not expected to depend on financial leverage

    The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. To the extent that that Fund's net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed.

    At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. The Adviser does not believe that retaining net capital gains and paying tax thereon would have a material adverse effect on the Fund or the Common Shareholders.

    If, for any calendar year, as discussed above, the total distributions made exceed the Fund's net investment taxable income and net capital gains, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

    To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available for distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution for that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' net asset value.

    Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan."

    The Fund has applied for an order from the Securities and Exchange Commission granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). In the event that such an exemptive order is obtained, the Fund will consider increasing the frequency of its regular distributions to Common Shareholders from quarterly to monthly. The Fund does not intend to designate more than the permitted number of capital gain distributions until it receives such an exemptive order.

                           FEDERAL INCOME TAX MATTERS

    The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its regulated investment company status and to avoid paying federal income or excise tax thereon. To the extent it qualifies for treatment as a regulated investment company and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

    At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by 65 percent of the allocated gain. Distributions of the Fund's net capital gain ("capital gain distributions"), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund's net realized short-term gains will be taxable as ordinary income.

    If, for any calendar year, the Fund's total distributions exceed the Fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the maximum tax rates applicable to long-term capital gain (including capital gain distributions). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction ("DRD") with respect to all (or any prescribed percentage) of the distributions it receives from the Fund. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the DRD.

    If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the DRD in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

    Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

    For the Fund's index call options that qualify as "section 1256 contracts," Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (I.E., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a "section 1256 contract" held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. In addition to most index call options, "section 1256 contracts" under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

    The Fund's index call options that do not qualify as "section 1256 contracts" under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position is generally short-term capital gain or loss. If a call option written by the Fund that is not a "section 1256 contract" is cash settled, any resulting gain or loss will be short-term.

    The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund's portfolio of common stocks will be sufficiently dissimilar from the components of each index on which it has outstanding options positions under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

    The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are "section 1256 contracts." The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the "section 1256 contract" positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

    The Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

    Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of "substantially identical property" held by the Fund.

    Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that has appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

    Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "2003 Tax Act"), certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

    Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States that the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has currently identified tax treaties between the United States and 55 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an ADR in respect of such stock, is considered "readily tradable" if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the National Association of Securities Dealers Automated Quotations system. Foreign corporations that are passive foreign investment companies will not be "qualified foreign corporations."

    In order for qualified dividends paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period surrounding the ex-dividend date. For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold stock paying qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, neither a Common Shareholder nor the Fund can be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to his or her Common Shares or such stock, respectively. Gains on option positions treated as short-term and other short-term gains, interest income and non-qualified dividends are not eligible for the lower tax rate. The special rules relating to the taxation of ordinary income dividends paid by the Fund that are attributable to the Fund's qualified income only apply to taxable years beginning before January 1, 2011. Thereafter, all of the Fund's distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the 2003 Tax Act. The

Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

    The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

    Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder's adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less (in 2007, 35%), or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

    An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2007, 28%).

    An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

    The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. The Fund has not received a formal opinion of tax counsel. However, the Adviser previously received an opinion from tax counsel with respect to certain tax matters presented by the Fund in connection with the offering of a similar closed-end fund managed by the Adviser and has been informed by such counsel that there have not been intervening changes in the law relating to these matters.

                           DIVIDEND REINVESTMENT PLAN

    Pursuant to the Fund's dividend reinvestment plan (the "Plan"), unless a Common Shareholder elects to receive distributions in cash, all distributions (including capital gain dividends) will be automatically reinvested in Common Shares.

    [American Stock Transfer & Trust Company] (the "Plan Agent") serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by American Stock Transfer & Trust Company, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

    Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund ("newly issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

    In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Fund's Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

    The Plan Agent maintains all Common Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder's proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder's name and held for the account of beneficial owners who participate in the Plan.

    There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of distributions.

    Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Fund's Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan's requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Fund does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

    Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days' notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

    All correspondence concerning the Plan should be directed to the Plan Agent at [American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038.] Please call 1-800-937-5449 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

                        DESCRIPTION OF CAPITAL STRUCTURE

    The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated and filed with the Secretary of The Commonwealth on [ ], 2007 (the "Declaration of Trust"). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the New York Stock Exchange.

COMMON SHARES

    The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the Securities and Exchange Commission. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund's By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund's Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

    The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a "Rating Agency"). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund's status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

    The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding Common Shares. The Common Shares have no preemptive rights.

    The Fund generally will not issue Common Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

REPURCHASE OF COMMON SHARES AND OTHER METHODS TO ADDRESS POTENTIAL DISCOUNT

    Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions to reduce trading discounts in the Common Shares. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price equal to or approximating their net asset value. The Board, in consultation with Eaton Vance, may from time to time review other possible actions to reduce trading discounts in the Common Shares.

PREFERRED SHARES

    The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the "preferred shares") in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

    Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate as redetermined on any preferred shares could exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund's Trustees, if any preferred shares are issued. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be entitled to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may, for example, be entitled to elect a majority of the Fund's Board if only one dividend on the preferred shares is in arrears.

    In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this Prospectus.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

    The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. If, in the future, the Fund determines to engage in investment leverage using borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program ("Program"), pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Borrowings under such a Program would not be expected to be convertible into any other securities of the Fund. Outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty, and no sinking fund or mandatory retirement provisions would be expected to apply. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the Program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the Program against liabilities they may incur in connection with the Program.

    In addition, the Fund expects that any such Program would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any Program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a Program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such Program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

EFFECTS OF POSSIBLE FUTURE LEVERAGE

    As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent that amounts available for distribution derived from securities purchased with the proceeds of leverage exceed the cost of such leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with leverage proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. See "Risk Factors -- Financial Leverage Risk."

    In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering. See "Risk Factors -- Financial Leverage Risk."

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

    The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

    In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

    The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CONVERSION TO OPEN-END FUND

    The Fund may be converted to an open-end management investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate any future leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board believes that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund were to convert to an open-end investment company, the Fund expects it would pay all such redemption requests in cash, but would likely reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                  UNDERWRITING

    [ ], [ ] and [ ]. are acting as the representatives of the underwriters ("Underwriters") named below. Subject to the terms and conditions stated in the underwriting agreement, dated the date of this prospectus, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter's name.

                                                                     NUMBER OF
UNDERWRITERS                                                       COMMON SHARES
------------                                                       -------------



    Total.....................................................

    The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown in the table above if any of the Common Shares are purchased.

    The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $ per share. The sales load the Fund will pay of $0.90 per share is equal to 4.5% of the initial public offering price. The Underwriters may allow, and dealers may reallow, a concession not to exceed $ per share on sales to other dealers. If all of the Common Shares are not sold at the initial public offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before [ ] , 2007. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

    ADDITIONAL COMPENSATION. The Adviser (and not the Fund) has agreed to pay to [ ], from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares in the amount of $ . The structuring fee paid to [ ] will not exceed % of the total public offering price of the Common Shares sold in this offering.

    The Adviser (and not the Fund) has agreed to pay to [ ], from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares in the amount of $ . The structuring fee paid to [ ] will not exceed % of the total public offering price of the Common Shares sold in this offering.

    [ ] will be paid a marketing and structuring fee by the Adviser (and not the Fund) equal to [ ]% of the total public offering price of the Common Shares sold by [ ], and which will total $ . The marketing and structuring fee paid to [ ] will not exceed % of the total public offering price of the Common Shares sold in this offering. In contrast to the underwriting discounts and commissions
(earned under the underwriting agreement by the underwriting syndicate as a group), this marketing and structuring fee will be earned by and paid to [ ] by the Adviser for advice to the Adviser on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its Common Shares.

    The Adviser (and not the Fund) has agreed to pay to [ ] from its own assets, a structuring fee for certain financial advisory services in assisting the Adviser in structuring and organizing the Fund in the amount of $ . The structuring fee paid to [ ] will not exceed % of the total public offering price of the Common Shares sold in this offering.

   The Adviser (and not the Fund) may also pay certain qualifying Underwriters a marketing and structuring fee, a sales incentive fee, or additional compensation in connection with the offering.

    The total amount of the underwriter compensation payments described above will not exceed 4.5% of the total public offering price of the shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the Underwriters and other expenses, will be limited to not more than 9.0% of the total public offering price of the Common Shares sold in this offering.

    The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter must purchase a number of additional Common Shares approximately proportionate to that Underwriter's initial purchase commitment.

    The Fund has agreed that, for a period of 180 days from the date of this Prospectus, it will not, without the prior written consent of [ ], on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. [ ] in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

    The Underwriters have undertaken to sell Common Shares to a minimum of 2,000 beneficial owners in lots of 100 or more shares to meet the New York Stock Exchange distribution requirements for trading.

    The Fund's intends to apply for listing of its Common Shares on the [ ] Stock Exchange under the symbol "[ ]."

    The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares.

                                                             PAID BY FUND
                                                      --------------------------
                                                      NO EXERCISE  FULL EXERCISE

Per Share..............................................     $          $
Total..................................................     $          $

    The Fund, the Adviser and the Sub-Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No Underwriter, however, is obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

    In connection with the offering, [ ], on behalf of itself and the other Underwriters, may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

    Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

    The Underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an Underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

    Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions.

    The Underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

    A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than the prospectus in electronic format, the information on any such Underwriter's website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make
Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

    The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

    Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser, the Sub-Adviser and their affiliates in the ordinary course of business.

    Prior to the initial public offering of Common Shares, the Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

    The principal business address of [     ] is [     ].

                          CUSTODIAN AND TRANSFER AGENT

    Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share daily. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

    [American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038] is the transfer agent and dividend disbursing agent of the Fund.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart Preston Gates Ellis LLP, Boston, Massachusetts, and for the Underwriters by [ ] may rely as to certain matters of Massachusetts law on the opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP, Boston, Massachusetts.

                             REPORTS TO SHAREHOLDERS

    The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    [     ] are the independent  registered  public accounting firm for the Fund and will audit the Fund's financial statements.

                             ADDITIONAL INFORMATION

    The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

    Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
Additional investment information and restrictions.........................
Trustees and officers......................................................
Investment advisory and other services.....................................
Determination of net asset value...........................................
Portfolio trading..........................................................
Taxes......................................................................
Other information..........................................................
Independent registered public accounting firm..............................
Report of independent registered public accounting firm....................
Financial statements.......................................................
Notes to financial statements..............................................
Appendix A: Proxy voting policies and procedures...........................   A-

                            THE FUND'S PRIVACY POLICY

    The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

    o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

    o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

    o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

    o We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

    Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

    In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

    For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

                                     [LOGO]

                             EATON VANCE TAX-MANAGED
                  INTERNATIONAL DIVERSIFIED EQUITY INCOME FUND
                                 ---------------

                             PRELIMINARY PROSPECTUS
                                   [ ] , 2007
                                 ---------------

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                       SUBJECT TO COMPLETION MARCH 9, 2007

                       STATEMENT OF ADDITIONAL INFORMATION
                                     , 2007

      EATON VANCE TAX-MANAGED INTERNATIONAL DIVERSIFIED EQUITY INCOME FUND

THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MASSACHUSETTS 02109
(800) 225-6265

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Additional investment information and restrictions.........................
Trustees and  officers.....................................................
Investment advisory and other services.....................................
Determination of net asset value...........................................
Portfolio trading..........................................................
Taxes......................................................................
Other information..........................................................
Independent registered public accounting firm..............................
Report of independent registered public accounting firm....................
Financial  statements......................................................
Notes to financial statements..............................................
Appendix A: Proxy voting policies and procedures........................... A-

   THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE TAX-MANAGED INTERNATIONAL DIVERSIFIED EQUITY INCOME FUND (THE "FUND") DATED , 2007 (THE "PROSPECTUS"), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

   Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

   Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance and the Sub-Adviser may not buy any of the following instruments or use any of the following techniques unless they believe that doing so will help to achieve the Fund's investment objectives.

   EQUITY INVESTMENTS. As described in the Prospectus, the Fund invests primarily in common stocks.

   PREFERRED STOCKS. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest only in preferred stocks of investment grade quality as determined by S&P, Fitch or Moody's or, if unrated, determined to be of comparable quality by Eaton Vance. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as more fully described in the Prospectus.

   DERIVATIVE INSTRUMENTS. In addition to the intended strategy of selling index call options, the Fund may invest up to 20% of its total assets in other derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with the Fund's investment objectives and policies), provided that no more than 10% of the Fund's total assets (other than writing call options on futures contracts on securities indices as described in the prospectus) may be invested in such derivative instruments acquired for non-hedging purposes. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative contracts based on exchange-listed and equity and fixed-income indices and other instruments; purchase and sell futures contracts and options thereon; and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. Transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices or the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will be advantageous.

   Foreign exchange traded futures contracts and options thereon may be used only if the Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

                                   SHORT SALES

   The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box).

   Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize short sales at all.

                               SECURITIES LENDING

   As described in the Prospectus, the Fund may seek to earn income by lending portfolio securities to broker-dealers and other institutional investors. Cash collateral received by the Fund in respect of loaned securities is invested in Eaton Vance Cash Collateral Fund, LLC ("Cash Collateral Fund"), a privately offered investment company holding high quality, U.S. dollar denominated money market instruments. As compensation for its services as manager, Eaton Vance is paid a fee at a rate of 0.08% annually of the average daily net assets of Cash Collateral Fund. Eaton Vance pays all of Cash Collateral Fund's custody, audit and other ordinary operating expenses, excluding extraordinary, non-recurring items such as expenses incurred in connection with litigation, proceedings, claims and reorganization expenses. Payments to Eaton Vance for managing Cash Collateral Fund are in addition to the investment advisory fee paid by the Fund to Eaton Vance.

                                CASH EQUIVALENTS

   The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations and may include Cash Management Portfolio, an affiliated money market fund which invests in such short-term securities.

                              EXCHANGE-TRADED FUNDS

   The Fund may invest in shares of exchange-traded funds (collectively, "ETFs"), which are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international and may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares"), iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund and HOLDRS (Holding Company Depositary Receipts). ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

   Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Moreover, the Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

   Typically, ETF programs bear their own operational expenses, which are deducted from the dividends paid to investors. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

                           POOLED INVESTMENT VEHICLES

   The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of pooled investment vehicles including other investment companies unaffiliated with the Adviser. The Fund will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests in addition to the advisory fee paid by the Fund. Please refer to "Cash Equivalents" for additional information about investment in other investment companies. The 10% limitation does not apply to the Fund's investment in money market funds and certain other pooled investment vehicles. If the Fund invests in Cash Management Portfolio, an affiliated money market fund, the management fee paid on such investment will be credited against the Fund's management fee.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

        (1) Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

        (2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

        (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

        (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

        (5) Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

        (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

        (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

        (8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

        (9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

   In regard to 5(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

   The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

   For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

   The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

   Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

   Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                              TRUSTEES AND OFFICERS

   The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Eaton Vance has engaged Rampart Investment Management Company, Inc. ("Rampart" or the "Sub-Adviser") to serve as sub-adviser to the Fund to provide advice on and execution of the construction of the Fund's equity portfolio and options strategy, pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and Rampart. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

[INDEPENDENT TRUSTEE INFORMATION IN REQUIRED TABULAR FORMAT TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES]

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                          TERM OF OFFICE                                    FUND COMPLEX              OTHER
     NAME AND              POSITION(S)      AND LENGTH        PRINCIPAL OCCUPATION(S)        OVERSEEN BY          DIRECTORSHIPS
   DATE OF BIRTH          WITH THE FUND     OF SERVICE        DURING PAST FIVE YEARS         TRUSTEE(1)               HELD
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES
Alan R. Dynner             Trustee and      Since 3/2/07      Vice President, Secretary and      170                  None
11/9/41                    Secretary                          Chief Legal Counsel of BMR,
                                                              Eaton Vance,  EVD,
                                                              EV    and     EVC.
                                                              Officer   of   170
                                                              registered
                                                              investment
                                                              companies  managed
                                                              by Eaton  Vance or
                                                              BMR.


                                                                  5

Frederick S. Marius        Trustee and      Since 3/2/07      Vice President of Eaton Vance      0                    None
10/31/63                   Assistant                          Management and BMR since 2004.
                           Secretary                          Previously President and
                                                              General Counsel of Quantitative
                                                              Investment Advisors, Inc.
                                                              and U.S. Boston Capital
                                                              Corporation. Officer of 12
                                                              registered investment
                                                              companies managed by Eaton
                                                              Vance or BMR.

----------
(1) INCLUDES BOTH MASTER AND FEEDER FUNDS IN MASTER-FEEDER STRUCTURE.
(2) CLASS I TRUSTEES  WHOSE TERM EXPIRES IN [2007].
(3) CLASS II TRUSTEES WHOSE TERM EXPIRES IN [2008].
(4) CLASS III TRUSTEES WHOSE TERM EXPIRES IN [2009].

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                            TERM OF OFFICE
                                 POSITION(S)           AND LENGTH
  NAME AND DATE OF BIRTH        WITH THE FUND          OF SERVICE     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Duncan W. Richardson        President and Chief     Since 3/2/07      Executive Vice President and Chief Equity Investment
10/26/57                    Executive Officer                         Officer of EVC, Eaton Vance and BMR. Officer of 71
                                                                      registered investment companies managed by Eaton Vance or
                                                                      BMR.

Thomas E. Faust Jr.         Vice President          Since 3/2/07      President of Eaton Vance, BMR, EVC and EV, and Director
5/31/58                                                               of EVC; Chief Investment Officer of Eaton Vance, BMR and
                                                                      EVC. Officer of 71 registered investment companies and 5
                                                                      private investment companies managed by Eaton Vance or
                                                                      BMR.

James B. Hawkes             Vice President          Since 3/2/07      Chairman, and Chief Executive Officer of BMR, Eaton
11/9/41                                                               Vance, EVC and EV; Director of EV; Vice President
                                                                      and Director of EVD. Trustee and/or officer of 170
                                                                      registered investment companies in the Eaton Vance Fund
                                                                      Complex.

Michael A. Allison          Vice President          Since 3/2/07      Vice President of Eaton Vance and BMF. Officer of two
10/26/64                                                              registered investment companies managed by Eaton Vance or
                                                                      BMR.

Walter A. Row, III          Vice President          Since 3/2/07      Director of Equity Research and a Vice President of Eaton
7/20/57                                                               Vance and BMR. Officer of 33 registered investment
                                                                      companies managed by Eaton Vance or BMR.

Barbara E. Campbell         Treasurer and           Since 3/2/07      Vice President of BMR and Eaton Vance. Officer of 170
6/19/57                     Principal Financial                       registered investment companies managed by Eaton Vance or
                            and Accounting Officer                    BMR.

Paul M. O'Neil              Chief Compliance        Since 3/2/07      Vice President of Eaton Vance and BMR. Officer of 170
7/11/53                     Officer                                   registered investment companies managed by Eaton Vance or
                                                                      BMR.

   [The Board of Trustees of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, and the Special Committee. Each such Committee is comprised of only noninterested Trustees.]

   [Ms. [ ] (Chair) and Messrs. [ ], [ ], [ ], and [ ] are members of the Governance Committee of the Board of Trustees of the Fund. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and compensation of such persons.]

   [The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position and is received in a sufficiently timely manner.]

   [Messrs. [ ] (Chair), [ ], [ ], [ ] and Ms. [ ] are members of the Audit Committee of the Board of Trustees of the Fund. The Board of Trustees has designated Messrs. [ ], [ ] and [ ], each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of the Fund.]

   [Messrs. [ ] (Chair), [ ], [ ], [ ] and [ ] are currently members of the Special Committee of the Board of Trustees of the Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of the Fund service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, or investors therein; and (iii) any other matter appropriate for review by the non-interested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.]

   [As of the date of this SAI, the Governance Committee has met [ ], the Audit Committee has met [ ] and the Special Committee has [ ].]

   The Fund's shareholder reports will contain information regarding the basis for the Trustees' approval of the Advisory Agreement and the Sub-Advisory Agreement.

                                 SHARE OWNERSHIP

   [The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2006. None of the Trustees own shares of the Fund since the Fund has not commenced operations.] [TO BE COMPLETED BY AMENDMENT]

                                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                 DOLLAR RANGE OF     SECURITIES OWNED IN ALL REGISTERED
                                                                EQUITY SECURITIES    FUNDS OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                                                 OWNED IN THE FUND        EATON VANCE FUND COMPLEX
---------------                                                 -----------------    ----------------------------------
INTERESTED TRUSTEE
 [                          ]
NON-INTERESTED TRUSTEES
 [                          ]
 [                          ]
 [                          ]
 [                          ]
 [                          ]
 [                          ]
 [                          ]
----------

(1) Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

   [As of December 31, 2006, no non-interested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, Rampart or any person controlling, controlled by or under common control with EVC, EVD or Rampart.]

   [During the calendar years ended December 31, 2005 and December 31, 2006, no non-interested Trustee (or their immediate family members) had:

        1. Any direct or indirect interest in Eaton Vance, EVC, EVD, Rampart or any person controlling, controlled by or under common control with EVC, EVD or Rampart;

        2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC or Rampart, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or Rampart; (iii) EVC, EVD or Rampart;
   (iv) a person controlling, controlled by or under common control with EVC, EVD or Rampart; or (v) an officer of any of the above; or

        3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC or Rampart, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or Rampart; (iii) EVC, EVD or Rampart; (iv) a person controlling, controlled by or under common control with EVC, EVD or Rampart; or (v) an officer of any of the above.]

   [During the calendar years ended December 31, 2005 and December 31, 2006 no officer of EVC, EVD, Rampart or any person controlling, controlled by or under common control with EVC, EVD or Rampart served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.]

   [Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.]

   [The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) For the Fund's fiscal year ending [ ], 200[ ], it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees of the Fund. For the year ended December 31, 2006, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1).

                                                              [    ]  [    ]  [    ]  [    ]  [    ]  [    ]  [    ]
SOURCE OF COMPENSATION OF
-------------------------
Fund*...................................................        $        $       $       $       $       $       $
Fund Complex(1).........................................        $        $       $       $       $       $       $
----------

*     ESTIMATED

(1)   AS OF [     ], 2007, THE EATON VANCE FUND COMPLEX CONSISTED OF [170] REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF.

(2)   INCLUDES $     OF DEFERRED COMPENSATION.

(3)   INCLUDES $     OF DEFERRED COMPENSATION.

(4)   INCLUDES $ OF DEFERRED COMPENSATION.]

   PROXY VOTING POLICY. The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures (the "Policies") which are attached as Appendix A to this SAI. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board's Special Committee will instruct the Adviser on the appropriate course of action. The Fund's and the Adviser's Proxy Voting Policies and Procedures are attached as Appendix A to this SAI.

   Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2006 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

   THE INVESTMENT ADVISER. Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

   The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or
Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

   The Advisory Agreement with the Adviser continues in effect for an initial period of two years until [ ], 2009, and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

   The Advisory Agreement provides that Eaton Vance may engage one or more investment sub-advisers to assist with some or all aspects of the management of the Fund's investments subject to such approvals as are required under the 1940 Act. Pursuant to these provisions, Eaton Vance has engaged Rampart, as a sub-adviser to provide assistance with the development, implementation and execution of the Fund's options strategy. The Advisory Agreement provides that Eaton Vance may terminate any sub-advisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board of Trustees, without the need for approval of the shareholders of the Fund.

   Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of [1.00]% of the average daily gross mean total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means.

   Eaton Vance is a business trust organized under Massachusetts law. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., Ann E. Berman, John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Dorothy E. Puhy and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Cynthia J. Clemson, Alan R. Dynner, Michael R. Mach, Robert B. Macintosh, Thomas M.
Metzold, Scott H. Page, Duncan W. Richardson, G. West Saltonstall, Judith A. Saryan, William M. Steul, Payson F. Swaffield, and Michael W. Weilheimer (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers," all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

   EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

   THE SUB-ADVISER. Rampart acts as the Fund's investment sub-adviser and provides advice and assistance in pursuing the Fund's options strategy pursuant to a sub-advisory agreement between the Adviser and Rampart (the "Sub-Advisory Agreement"). Rampart, a Massachusetts corporation, was founded in 1983 by its current owners Ronald M. Egalka and David R. Fraley. The Sub-Adviser provides customized investment management services within a core competency in options to a spectrum of institutional clients. Since its inception, the Sub-Adviser has continuously expanded its computer modeling and analytical capabilities and created tools to capitalize on opportunities in the capital markets. Rampart's principal office is located at One International Place, Boston, MA 02110. As of December 31, 2006 Rampart had approximately $7.5 billion of assets under management.

   Under the terms of its Sub-Advisory Agreement, Rampart provides advice and assistance with the development, implementation and execution of the Fund's options strategy, all subject to the supervision and direction of the Fund's Board of Trustees and the Adviser. For services rendered by Rampart under the Sub-Advisory Agreement, Eaton Vance pays Rampart a fee, payable monthly, in an annual amount equal to [0.05%] of the value of the Fund's average daily gross assets that is subject to written call options.

   The Sub-Advisory Agreement with Rampart continues until [ ], 2009 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either the Adviser, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares or by Rampart upon 3 months notice. As discussed above, Eaton Vance may terminate the Sub-Advisory Agreement with Rampart and directly assume responsibility for the services provided by Rampart upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

   The Sub-Advisory Agreement with Rampart provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Rampart is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

   PORTFOLIO MANAGERS. The portfolio managers of the Fund are Walter A. Row and Michael A. Allison of Eaton Vance and Ronald M. Egalka of Rampart. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of , 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                                                                                  NUMBER OF     TOTAL ASSETS
                                                                                                  ACCOUNTS      OF ACCOUNTS
                                                                         NUMBER                   PAYING A       PAYING A
                                                                           OF     TOTAL ASSETS   PERFORMANCE    PERFORMANCE
                                                                        ACCOUNTS  OF ACCOUNTS*       FEE            FEE*
                                                                        --------  ------------   -----------    ------------
MICHAEL A. ALLISON
Registered Investment Companies**....................................                  $                             $
Other Pooled Investment Vehicles.....................................                  $                             $
Other Accounts.......................................................                  $                             $
RONALD M. EGALKA
Registered Investment Companies**....................................                  $                             $
Other Pooled Investment Vehicles.....................................                  $                             $
Other Accounts.......................................................                  $                             $
WALTER A. ROW, III
Registered Investment Companies**....................................                  $                             $
Other Pooled Investment Vehicles.....................................                  $                             $
Other Accounts.......................................................                  $                             $
----------

*     In millions of dollars.

**    For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

   None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI.

   It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

   EATON VANCE'S COMPENSATION STRUCTURE AND METHOD TO DETERMINE COMPENSATION. Compensation of the Adviser's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The Adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser's employees. Compensation of the Adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

   The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, emphasis is normally placed on three-year performance, with consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

   The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

   The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

   RAMPART'S COMPENSATION STRUCTURE AND METHOD TO DETERMINE COMPENSATION. The identified Rampart portfolio manager is a founding shareholder. The compensation of the identified portfolio manager has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

   Rampart compensates its founding shareholders/identified portfolio managers based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers' salaries.

   Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart's founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

                                 CODES OF ETHICS

   The Adviser, Rampart and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Eaton Vance and Rampart employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

   The Codes of Ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing, to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

                          INVESTMENT ADVISORY SERVICES

   Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations and will supervise the overall activities of the Sub-Adviser. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

                             ADMINISTRATIVE SERVICES

   Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding.

   The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or United States securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (unless an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An exchange-traded option is valued on the valuation day as the "Primary Market" quote reported by the Option Pricing Authority ("OPRA"). OPRA gathers options quotations from the six major United States Options exchanges and reports the last sale price from any exchange on which the option is listed. If no such sales are reported, such portion will be valued at the mean of the closing bid and asked prices on the valuation day on the exchange on which the options are primarily traded, or if such option is reported by the Option Clearing Corporation ("OCC") the Fund will use the last reported sales price reported on the OCC at the time of pricing or such other method the Trustees determine is appropriate. When the Fund writes a call option it records the premium as an asset and equivalent liability and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding sentence.

   The Adviser and the valuation committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities;
(v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser's valuation committee and the Fund's Trustees.

   Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at prices obtained from a broker (typically the counterparty to the options) on the valuation day. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees considering relevant factors, data and information, including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

   The daily valuation of foreign equity securities held by the Fund generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the Exchange. The Fund may rely on an independent pricing service in making any such adjustment. Foreign securities held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

                                PORTFOLIO TRADING

   Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance, the Fund's Adviser or Rampart as the Sub-Adviser. As used below, "Adviser" refers to Eaton Vance and Rampart, as applicable. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

   Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

   Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser's clients in part for providing brokerage and research services to the Adviser.

   As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

   It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, the Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the "Third Party Research Services Payment Ratio."

   Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities.

   Research Services received by the Advisers may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

   In the event that the Adviser executes Fund securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

   Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the independent cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser.

   The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Directors or Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser. Such companies may also pay cash for such information.

   Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in "odd-lot" or DE MINIMIS amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the

Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                      TAXES

   The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code.

   Qualification  as a RIC  requires,  among other  things,  that the Fund:  (i)
derive  in  each  taxable  year at  least  90% of its  gross  income  from:  (a)
dividends,  interest,  payments with respect to certain  securities  loans,  and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for United States federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (I) cash and cash items, United States government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than United States government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

   As a RIC, the Fund generally will not be subject to United States federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for United States federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

   If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction ("DRD") in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

   For United States federal income tax purposes, distributions paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the Tax Act.

   Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

   Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

   Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

   The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

   Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (5% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2010. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

   Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

   Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

   Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to

Shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

   The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

   The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

   For the Fund's index call options that qualify as "section 1256 contracts," Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark-to-market" (I.E., treat as sold for fair market value) each outstanding index option position which it holds at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a "section 1256 contract" held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark-to-market" rules. In addition to most index call options, "section 1256 contracts" include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

   The Fund's index call options that do not qualify as "section 1256 contracts" generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is generally short-term capital gain or loss. If a call option written by the Fund that is not a "section 1256 contract" is cash settled, any resulting gain or loss will be short-term capital gain or loss.

   The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund's portfolio of common stocks will be sufficiently dissimilar from the components of the indices on which it has outstanding options positions under applicable guidance established by the Internal Revenue Service (the "Service"). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

   The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are "section 1256 contracts." The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the "section 1256 contract" positions, or all short-term capital gain or loss if attributable to the non-"section 1256 contract" positions.

   The Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

   Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of "substantially identical property" held by the Fund.

   Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

   The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

   Further, certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

   Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

   The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to United States federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

   If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax -- even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

   The Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

   Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2007. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the Service.

   The foregoing briefly summarizes some of the important federal income tax consequences to common shareholders of investing in common shares, reflects the United States federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

                                OTHER INFORMATION

   The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund's
By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

   The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

   The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   [ ], is the  independent  registered  public  accounting  firm for the  Fund,
providing  audit   services,   tax  return   preparation,   and  assistance  and
consultation with respect to the preparation of filings with the SEC.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

EATON VANCE TAX-MANAGED INTERNATIONAL DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
AS OF [        ], 2007

ASSETS
 Cash.........................................................................
 Offering costs...............................................................
 Receivable from Adviser......................................................
 Total assets.................................................................
LIABILITIES
 Accrued offering costs.......................................................
 Accrued organizational costs.................................................
 Total liabilities............................................................
Net assets applicable to 5,000 common shares of beneficial interest issued and outstanding.............................
NET ASSET VALUE AND OFFERING PRICE PER SHARE..................................

STATEMENT OF OPERATIONS
PERIOD FROM MARCH 2, 2007 (DATE OF ORGANIZATION) THROUGH [       ], 2007

INVESTMENT INCOME.............................................................
EXPENSES
 Organization costs...........................................................
 Expense reimbursement........................................................
  Net expenses................................................................
NET INVESTMENT INCOME.........................................................

                       See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1:  ORGANIZATION

   The Eaton Vance Tax-Managed International Diversified Equity Income Fund (the "Fund") was organized as a Massachusetts business trust on March 2, 2007, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,000 common shares to Eaton Vance Management, the Fund's investment adviser (the "Adviser").

   Eaton Vance Management, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $[ ]. Eaton Vance Management, or an affiliate, directly provided certain organizational services to the Fund at no expense.

   Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total estimated fund offering costs are $[ ], of which the Fund would pay $[ ] and Eaton Vance Management would pay $[ ] based on such estimate.

   The Fund is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying foreign and domestic common stocks and (2) common stocks the value of which is subject to covered written index call options. Under normal market conditions, the Fund will invest at least 80% of its total assets in securities of non-U.S. companies.

   The Fund will seek to generate current earnings in part by employing an option strategy of writing (selling) index call options on a portion of the value of the Fund's total assets under normal market conditions. Writing index call options is a specialized investment practice that involves certain related risks and tax consequences. Upon the writing of a call option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuation. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

   Although, the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The costs of issuing preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized.

NOTE 2:  ACCOUNTING POLICIES

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

   The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of [12,500,000] common shares or $[238,750,000] after taking account of the Fund's sales load.

NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of [1.00]% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

   Pursuant to a sub-advisory agreement between the Adviser and Rampart Investment Management Company, Inc. ("Rampart"), the Adviser has agreed to pay a sub-advisory fee to Rampart, in an annual amount equal to [ ]% of the value of the Fund's average daily gross assets that is subject to written call options.

NOTE 4:  FEDERAL INCOME TAXES

   The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments. If the Fund's total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the Investment Company Act of 1940, as amended, for any distribution that includes amounts from sources other than net income, the Fund is required to notify Common Shareholders regarding the components of such distribution. Such notification will be provided at the time of any payment believed to include any such amounts.

                                                                      APPENDIX A

                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.  OVERVIEW

   The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  DELEGATION OF PROXY VOTING RESPONSIBILITIES

   Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III.  DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

   The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

   The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  CONFLICTS OF INTEREST

   The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

   Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.  REPORTS

   The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

   Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I.  INTRODUCTION

   Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  OVERVIEW

   Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

   The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

   Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service ("Agent") in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund's sub-adviser's proxy voting policies and procedures, if applicable.

   No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent's recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, may change at the Advisers' discretion.

III.  ROLES AND RESPONSIBILITIES

A.  PROXY ADMINISTRATOR

   The Proxy Administrator will assist in the coordination of the voting of each client's proxy in accordance with the Guidelines below and the Funds' Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

B.  AGENT

   An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients' custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

   Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.  PROXY GROUP

   The Adviser shall establish a Proxy Group which shall assist in the review of the Agent's recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers' affiliates, may be amended from time to time at the Advisers' discretion.

   For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

   If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

   If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

   The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.  PROXY VOTING GUIDELINES ("GUIDELINES")

A.  GENERAL POLICIES

   It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

   In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

   When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund's custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund's investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

   Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.  PROPOSALS REGARDING MERGERS AND CORPORATE RESTRUCTURINGS

   The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. PROPOSALS REGARDING MUTUAL FUND PROXIES -- DISPOSITION OF ASSETS/TERMINATION /LIQUIDATION AND MERGERS

   The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D.  CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES

   As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.  SOCIAL AND ENVIRONMENTAL ISSUES

   The Advisers generally support management on social and environmental proposals.

F.  VOTING PROCEDURES

   Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

   1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

   In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent's recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

   2. NON-VOTES: Votes in Which No Action is Taken

   The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

   Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

   Non-Votes   may  also   result  in  certain   cases  in  which  the   Agent's
recommendation has been deemed to be conflicted, as provided for herein.

   3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

   If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent's analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

   The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.  RECORDKEEPING

   The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

    o  A copy of the Advisers' proxy voting policies and procedures;

    o  Proxy  statements  received  regarding  client  securities.   Such  proxy
       statements received from issuers are either in the SEC's EDGAR database or are kept by the Agent and are available upon request;

    o  A record of each vote cast;

    o A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

    o Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

   All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A.  ASSESSMENT OF AGENT

   The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B.  CONFLICTS OF INTEREST

   As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

   o Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

   o A representative of the Legal and Compliance Department will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.

   o The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

   o If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the "Policies") or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

   o If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

   o   The client, in the case of an individual or corporate client;

   o In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

   o The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

   The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

   If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

   The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent's Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent's written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

      EATON VANCE TAX-MANAGED INTERNATIONAL DIVERSIFIED EQUITY INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                     , 2007
                                 ---------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                   SUB-ADVISER
                   Rampart Investment Management Company, Inc.
                             One International Place
                                Boston, MA 02110

                                    CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                     American Stock Transfer & Trust Company
                           59 Maiden Lane, Plaza Level
                               New York, NY 10038

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                  [      ]

                                     PART C

                                OTHER INFORMATION

ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS

(1)  FINANCIAL STATEMENTS:

     Included in Part A:
     Not applicable.

     Included in Part B:
     Report of Independent Registered Public Accounting Firm*
     Statement of Assets and Liabilities*
     Notes to Financial Statement*

----------------------------
*To be added by amendment.

(2)  EXHIBITS:

     (a)  Agreement and Declaration of Trust dated March 2, 2007 filed herewith.

     (b)  By-Laws filed herewith.

     (c)  Not applicable.

     (d) Form of Specimen Certificate for Common Shares of Beneficial Interest to be filed by amendment.

     (e)  Form of Dividend Reinvestment Plan to be filed by amendment.

     (f)  Not applicable.

     (g) (1) Form of Investment Advisory Agreement dated ________, 2007, to be filed by amendment.

          (2) Form of Sub-Advisory Agreement with Rampart Investment Management Company, Inc. dated ____________, 2007, to be filed by amendment.

     (h)  (1)  Form of Underwriting Agreement to be filed by amendment.

          (2) Form of Master Agreement Among Underwriters to be filed by amendment.

          (3) Form of Master Selected Dealers Agreement to be filed by amendment.

     (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

     (j) (1) Master Custodian Agreement with Investors Bank & Trust Company dated ______________, 2007 to be filed by amendment.

          (2) Extension Agreement dated August 31, 2005 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
               (j)(2) to the Pre-Effective Amendment No. 2 of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (File Nos. 333-123961, 811-21745) filed with the Commission on September 26, 2005 (Accession No. 0000950135-05-005528) and incorporated herein by reference.

          (3) Delegation Agreement dated December 11, 2000, with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-05808) filed April 3, 2001 (Accession No.
               0000940394-01-500126) and incorporated herein by reference.

     (k) (1) Transfer Agency and Services Agreement dated ___________, 2007 to be filed by amendment.

          (2) Form of Administration Agreement dated _______________, 2007 to be filed by amendment.

          (3) Organizational and Expense Reimbursement Agreement to be filed by amendment.

          (4)  Form of Structuring Fee Agreement to be filed by amendment.

     (l) Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP as to Registrant's Common Shares to be filed by amendment.

     (m)  Not applicable.

     (n) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

     (o)  Not applicable.

     (p)  Letter Agreement with Eaton Vance Management to be filed by amendment.

     (q)  Not applicable.

     (r) (1) Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised February 1, 2005 filed as Exhibit (r)(1) to the Registration Statement on Form N-2 of Eaton Vance Global

               Enhanced Equity Income Fund (File Nos. 33-122540, 811-21711) filed February 4, 2005 (Accession No. 0000898432-05-000098) and
               incorporated herein by reference.

          (2) Code of Ethics for Rampart Investment Management Company, Inc. effective September 1, 2004, as modified February 1, 2005, filed as Exhibit (r)(2) to Pre-Effective Amendment No. 2 of Eaton Vance Tax- Managed Global Buy-Write Opportunities Fund (File Nos. 333-123961, 811-21745) filed September 26, 2005 (Accession No.
               0000950135-05- 005528) and incorporated herein by reference.

     (s)  Power of Attorney dated ____________, 2007 to be filed by amendment.

ITEM 26.   MARKETING ARRANGEMENTS

     See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees                                  $_________________
National Association of Securities Dealers, Inc. Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
                                                              ================
Total                                                         $_________________

ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     None.

ITEM 29.   NUMBER OF HOLDERS OF SECURITIES

     Set forth below is the number of record holders as of March 9, 2007, of each class of securities of the Registrant:

Title of Class                                          Number of Record Holders
--------------                                          ------------------------
Common Shares of Beneficial                                         0
interest, par value $0.01 per share

ITEM 30.   INDEMNIFICATION

     The Registrant's By-Laws filed herewith contain, and the form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

     Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to: (i) the information set forth under the caption Investment advisory and other services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.   LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.   MANAGEMENT SERVICES

     Not applicable.

ITEM 34.   UNDERTAKINGS

     1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

          b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of Eaton Vance Tax-Managed International Diversified Equity Income Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 9th day of March 2007.



                             EATON VANCE TAX-MANAGED INTERNATIONAL
                                DIVERSIFIED EQUITY INCOME FUND


                               By:      /s/ Duncan W. Richardson
                                        ------------------------
                                        Duncan W. Richardson
                                        President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 Signature                  Title                                 Date
-------------------------  -----------------------------------   ---------------

/s/ Duncan W. Richardson   President and Chief Executive         March 9, 2007
------------------------   Officer
Duncan W. Richardson

/s/ Barbara E. Campbell    Treasurer (and Principal Financial    March 9, 2007
-----------------------    and Accounting Officer)
Barbara E. Campbell

/s/ Alan R. Dynner         Trustee                               March 9, 2007
------------------
Alan R. Dynner

/s/ Frederick S. Marius    Trustee                               March 9, 2007
-----------------------
Frederick S. Marius

                                INDEX TO EXHIBITS

(a)   Agreement and Declaration of Trust dated March 2, 2007

(b)   By-Laws